Exhibit 10.8

Execution Version

CONFIDENTIAL TREATMENT REQUESTED

CREDIT AGREEMENT

dated as of April 18, 2013

by and between

NATERA, INC.,

as the Borrower,

and

ROS ACQUISITION OFFSHORE LP

as the Lender

i

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

SECTION 10.14	Confidentiality	60
SECTION 10.15	Exceptions to Confidentiality	61

SCHEDULES:

Schedule 1.1	Competitors

Schedule 1.2	Tangible Fixed Assets

Schedule 6.6	Material Adverse Change

Schedule 6.7(a)	Litigation

Schedule 6.8	Existing Subsidiaries

Schedule 6.10	Taxes

Schedule 6.15(a)	Intellectual Property

Schedule 6.15(b)	Intellectual Property Exceptions

Schedule 6.15(b)(v)	Intellectual Property Sole Ownership Exceptions

Schedule 6.15(c)	Intellectual Property Infringement

Schedule 6.15(e)	Infringement Notices

Schedule 6.16	Material Agreements

Schedule 6.17	Permits

Schedule 6.18(b)	Regulatory Actions

Schedule 6.18(c)	Regulatory Compliance

Schedule 6.18(d)	Key Permit Matters

Schedule 6.18(e)	Certain Regulatory Enforcement Matters

Schedule 6.18(g)	Certain Regulatory Disclosure Matters

Schedule 6.18(h)	Studies, Tests and Clinical and Preclinical Trials

Schedule 6.19	Transactions with Affiliates

Schedule 6.22	Deposit and Disbursement Accounts

Schedule 7.7	Use of Proceeds

Schedule 8.2(b)	Indebtedness to be Paid

Schedule 8.2(c)	Existing Indebtedness

Schedule 8.3(c)	Existing Liens

Schedule 8.5(a)	Investments

Schedule 10.2	Notice Information

EXHIBITS:

Exhibit A	-	Form of Promissory Note
Exhibit B	-	Form of Loan Request
Exhibit C	-	Form of Compliance Certificate
Exhibit D	-	Form of Guarantee
Exhibit E	-	Form of Security Agreement

v

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of April 18, 2013 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and between NATERA, INC., a Delaware corporation (the “Borrower”) and ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”). The Borrower and the Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lender provide a senior term loan facility to the Borrower in an aggregate principal amount of $30,000,000 (with $20,000,000 available at the Closing and $10,000,000 available prior to December 31, 2014, subject to the terms and conditions set forth herein); and

WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitment and make the Loans to the Borrower;

NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Affiliate” of any Person means any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. “Control” (and its correlatives) by any Person means the power of such Person, directly or indirectly, (i) to vote 10% or more of the Voting Securities (determined on a fully diluted basis) of another Person, or (ii) to direct or cause the direction of the management and policies of such other Person (whether by contract or otherwise).

“Agreement” is defined in the preamble.

“Applicable Margin” means 8.00%.

“Authorized Officer” means, relative to the Borrower or any of the Subsidiaries, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Lender pursuant to Section 5.2.

“Benefit Plan” means any employee benefit plan, as defined in section 3(3) of ERISA, that either: (i) is a “multiemployer plan,” as defined in section 3(37) of ERISA, (ii) is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, or (iii) provides welfare benefits to terminated employees, other than to the extent required by section 4980B(f) of the Code and the corresponding provisions of ERISA.

“Borrower” is defined in the preamble.

“Borrower LDTs” means the laboratory-developed tests and associated services or products developed, designed, validated, marketed, and performed by the Borrower and its Subsidiaries, including the Panorama test.

“Borrower Medical Devices” means any products researched, developed, marketed, manufactured, stored, distributed by or for the Borrower, including in vitro diagnostic medical devices, reagents, software, sample collection kits and any other device or accessory.

“Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, Luxembourg or the Cayman Islands.

“Capital Securities” means, with respect to any Person, all shares of, interests or participations in, or other equivalents in respect of (in each case however designated, whether voting or non-voting), of such Person’s capital stock, whether now outstanding or issued after the Closing Date.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

“Cash Equivalent Investment” means, at any time:

(a)                                 any direct obligation of (or unconditionally guaranteed by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one year after such time;

(b)                                 commercial paper maturing not more than one year from the date of issue, which is issued by a corporation (other than an Affiliate of the Borrower or any of its Subsidiaries) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s;

(c)                                  any domestic or Eurodollar certificate of deposit, demand or time deposit or bankers acceptance, maturing not more than 180 days after its date of issuance, issued or placed with any bank or trust company organized under the laws of the United States (or any state thereof) and which has (or is a subsidiary of a bank holding company which has) (x) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000; or

(d)                                 investments in money market mutual funds at least 95% of the assets of which are comprised of securities of the types described in clauses (a) through (c) of this definition.

“Casualty Event” means the material damage to, or destruction or condemnation of, as the case may be, property of any Person.

“Change in Control” means and shall be deemed to have occurred if (except if occurring in connection with an issuance by the Borrower of Capital Securities or other equity interests in connection with a public equity offering or a private equity offering primarily to venture investors for capital raising purposes) (i) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) shall own, directly or indirectly, beneficially or of record, determined on a fully diluted basis, more than 40% of the Voting Securities of the Borrower; (ii) a majority of the seats (other than vacant seats) on the board of directors (or equivalent) of the Borrower shall at any time be occupied by persons who were neither (x) nominated by the board of directors of the Borrower nor (y) appointed by directors so nominated, or (iii) the Borrower shall cease to directly own, beneficially and of record (other than director’s qualifying shares or investments by foreign nationals to the extent mandated by applicable laws), 100% of the issued and outstanding Capital Securities of the Subsidiaries.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“CLIA” means the Clinical Laboratory Improvement Amendments of 1988, as amended together with any rule, regulation, interpretation, guidance document, policy, judgment lawfully issued or promulgated thereunder by CMS (or any predecessor entity).

“CLIA Accreditation” means a certificate of compliance or certificate of accreditation from an accreditation program approved by CMS permitting a clinical laboratory to perform tests of high complexity.

“Closing Date” means the date of the making of the Initial Loan hereunder, which in no event shall be later than April 18, 2013.

“Closing Date Certificate” means a closing date certificate executed and delivered by an Authorized Officer of the Borrower in form and substance satisfactory to the Lender.

“CMS” means the U.S. Center for Medicare and Medicaid Services.

“Code” means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended from time to time.

“Comerica” means Comerica Bank, a Texas banking association (together with its successors and assigns).

“Commitment” means the Lender’s obligation (if any) to make Loans hereunder.

“Commitment Amount” means the Initial Commitment Amount plus the Delayed Draw Commitment Amount.

“Competitor” means any Person who competes with the Company in the general field of genetic testing for reproductive indications, including those Persons identified on Schedule 1.1 as updated from time to time.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto, together with such changes thereto as the Lender may from time to time request for the purpose of monitoring the Borrower’s compliance with the financial covenants contained herein.

“Confidential Information” means any and all information or material (whether written or oral, or in electronic or other form) that, at any time before, on or after the Closing Date, has been or is provided or communicated to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Agreement or in connection with the transactions contemplated hereby, and shall include the existence and terms of this Agreement, and shall include all information received from the Disclosing Party or any of its Affiliates relating to the Disclosing Party or its Affiliates, to their respective businesses, or to any Product, other than any such information that is available to the Receiving Party on a non-confidential basis prior to disclosure by the Disclosing Party.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Control” is defined within the definition of “Affiliate”.

“Controlled Account” is defined in Section 7.13.

“Copyrights” means all copyrights, whether statutory or common law, and all exclusive and nonexclusive licenses from third parties or rights to use copyrights owned by such third parties, along with any and all (i) renewals, revisions, extensions, derivative works, enhancements, modifications, updates and new releases thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) foreign copyrights and any other rights corresponding thereto throughout the world.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by the Borrower or any of the Subsidiaries in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Delayed Draw Closing Date” means the date of the making of the Delayed Draw Loan hereunder, which in no event shall be later than December 31, 2014.

“Delayed Draw Commitment Amount” means $10,000,000.

“Delayed Draw Commitment Termination Date” means the earliest to occur of (i) the Delayed Draw Closing Date (immediately after the making of the Delayed Draw Loan on such date), (ii) December 31, 2014, if the Delayed Draw Loan shall not have been made hereunder prior to such date and (iii) the Initial Commitment Termination Date, if the Initial Loan shall not have been made hereunder prior to or on such date.

“Delayed Draw Loan” is defined in Section 2.1.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent, or other similar or related article, including any component, part, or accessory, which is (a) recognized in the official National Formulary, or the United States Pharmacopeia, or any supplement to them, (b) intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, in man or other animals, or (c) intended to affect the structure or any function of the body of man or other animals; and which does not achieve its primary intended purposes through chemical action within or on the body of man or other animals and which is not dependent upon being metabolized for the achievement of its primary intended purposes.

“Device Approval Application” means a premarket approval application (PMA) submitted under Section 515 of the FD&C Act (21 U.S.C. § 360e), a de novo request submitted under Section 513(f) of the FD&C Act (21 U.S.C. § 360c(f)), or premarket notification submitted under Section 510(k) of the FD&C Act (21 U.S.C. § 360(k)) (“510(k)”), as defined in the FD&C Act, or any corresponding foreign application in the Territory (as defined in the Royalty Agreement), including, with respect to the European Union, a submission to a Notified Body for a Certificate of Conformity with an applicable Council Directive.

“Disclosing Party” means the Party disclosing Confidential Information.

“Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, license, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower’s or the Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to the Borrower or any of its Subsidiaries) in a single transaction or series of transactions.

“Disqualified Capital Securities” shall mean any Capital Securities that, by their terms (or by the terms of any security or other Capital Securities into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Capital Securities), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Capital Securities) (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Capital Securities that would constitute Disqualified Capital Securities, in each case, prior to the date that is one hundred and eighty-one (181) days after the Maturity Date; provided that if such Capital Securities are issued pursuant to a plan for the benefit of employees of the Borrower or any of its Subsidiaries, or by any such plan to such employees, such Capital Securities shall not constitute Disqualified Capital Securities solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“EMA” means the European Medicines Agency or any successor entity.

“Environmental Laws” means all federal, state, local or international laws, statutes, rules, regulations, codes, directives, treaties, requirements, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, natural resources, Hazardous Material or health and safety matters.

“Environmental Liability” means any liability, loss, claim, suit, action, investigation, proceeding, damage or commitment, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or affecting the Borrower or any Subsidiary directly or indirectly arising from, in connection with or based upon (i) any Environmental Law or Environmental Permit, (ii) the generation, use, handling, transportation, storage, treatment, recycling, presence, disposal, Release or threatened Release of, or exposure to, any Hazardous Materials, or (iii) any contract, agreement, penalty, order, decree, settlement, injunction or other arrangement (including operation of law) pursuant to which liability is assumed, entered into, inherited or imposed with respect to any of the foregoing.

“Environmental Permit” is defined in Section 6.7.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation that is a member of a controlled group of corporations within the meaning of section 414(b) of the Code of which that Person is a member, (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of section 414(c) of the Code of which that Person is a member, and (iii) any member of an affiliated service group within the meaning of section 414(m) or 414(o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

“Event of Default” is defined in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Account” is defined in Section 7.13.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“Fiscal Month” means a calendar month ending on the last Business Day of that calendar month.

“Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2012 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

“Foreign Lender” means a Lender that is organized under the laws of a jurisdiction outside of the United States.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“FTC Act” means the Federal Trade Commission Act.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any national, supranational, federal, state, county, provincial, local, municipal or other government or political subdivision thereof (including any Regulatory Agency), whether domestic or foreign, and any agency, authority, commission, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government.

“Guarantee” means the guarantee executed and delivered by each Guarantor, substantially in the form of Exhibit D hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Guarantors” means, collectively, the Subsidiaries existing on the Closing Date and each future Subsidiary required to execute a Guarantee pursuant to Section 7.8.

“Hazardous Material” means any material, substance, chemical, mixture or waste which is capable of damaging or causing harm to any living organism, the environment or natural resources, including all explosive, special, hazardous, polluting, toxic, industrial, dangerous, biohazardous, medical, infectious or radioactive substances, materials or wastes, noise, odor, electricity or heat, and including petroleum or petroleum products, byproducts or distillates, asbestos or asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls, radon gas, ozone-depleting substances, greenhouse gases, and all other substances or wastes of any nature regulated pursuant to any Environmental Law or as to which any Governmental Authority requires investigation, reporting or remedial action.

“Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

“herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

“IDE” means an application, including an application filed with a Regulatory Authority, for authorization to commence human clinical studies, including (a) an Investigational Device Exemption as defined in the FD&C Act or any successor application or procedure filed with the FDA, (b) an abbreviated IDE as specified in FDA regulations in 21 C.F.R. § 812.2(b), (c) any equivalent of a United States IDE in other countries or regulatory jurisdictions, (d) all amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing and (e) all related documents and correspondence thereto, including documents and correspondence with Institutional Review Boards (IRBs).

[*]

“Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower (i) which is of a “going concern” or similar nature other than any such qualification in any opinion given in the Fiscal Year of the Maturity Date that is based solely on a determination that the Borrower may not have sufficient cash or other available resources to run the business for the Fiscal Year of the Maturity Date as a result of the Loans maturing during such Fiscal Year, (ii) which relates to the limited scope of examination of matters relevant to such financial statement, or (iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

“including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

“Indebtedness” of any Person means:

(a)                                 all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(b)                                 all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c)                                  all Capitalized Lease Liabilities of such Person and all obligations of such Person arising under Synthetic Leases;

(d)                                 net Hedging Obligations of such Person;

(e)                                  all obligations of such Person in respect of Disqualified Capital Securities;

(f)                                   whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

(g)                                  all Contingent Liabilities of such Person in respect of any of the foregoing.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Infringement” and “Infringes” mean the misappropriation or other violation of know-how, trade secrets, confidential information, and/or Intellectual Property.

“Initial Commitment Amount” means $20,000,000.

“Initial Commitment Termination Date” means the earliest to occur of (i) the Closing Date (immediately after the making of the Initial Loan on such date), and (ii) April 18, 2013, if the Initial Loan shall not have been made hereunder prior to such date.

“Initial Loan” is defined in Section 2.1.

“Intellectual Property” means all (i) Patents and all patent applications of any type, registrations and renewals, reissues, reexaminations and patent rights in any lawful form thereof; (ii) Trademarks and all applications, registrations and renewals thereof; (iii) Copyrights and other works of authorship (registered or unregistered), and all applications, registrations and renewals therefor; (iv) computer software, databases, data and documentation; (v) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, inventions, manufacturing processes and techniques, research and development information, data and other information included in or supporting Regulatory Authorizations, including financial, marketing and business data, pricing and cost information, business, finance and marketing plans, customer and prospective customer lists and information, and supplier and prospective supplier lists and information; (vi) other intellectual property or similar proprietary rights; (vii) copies and tangible embodiments of any of the foregoing (in whatever form or medium); and (viii) any and all improvements to any of the foregoing.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, by and among Comerica, the Lender and ROS.

“Interest Period” means, (a) initially, the period beginning on (and including) the date on which the Initial Loan is made hereunder pursuant to Section 2.3 and ending on (and including) the last day of the Fiscal Quarter in which the Loan was made, and (b) thereafter, the period beginning on (and including) the first day of each succeeding Fiscal Quarter and ending on the earlier of (and including) (x) the last day of such Fiscal Quarter and (y) the Maturity Date.

“Investment” means, relative to any Person, (i) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, (ii) Contingent Liabilities in favor of any other Person, and (iii) any Capital Securities held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“Joint Venture” means a joint venture, partnership or other similar arrangement, in corporate, partnership or similar legal form.

“Key Permits” means all material Permits relating to the Products, including all Regulatory Authorizations.

“knowledge” of the Borrower means the actual knowledge of any officer of the Borrower after due inquiry.

“Lender” is defined in the preamble.

“LIBO Rate” means the three-month London Interbank Offered Rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London, England time), quoted by the Lender from the appropriate Bloomberg or Telerate page selected by the Lender (or any successor thereto or similar source determined by the Lender from time to time), which shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the last Business Day of the relevant Fiscal Quarter, adjusted for any reserve requirement and any subsequent costs arising from a change in governmental regulation, such rate to be rounded up to the nearest 1/16 of 1% and such rate to be reset quarterly as of the first Business Day of each Fiscal Quarter. If the Initial Loan is advanced other than on the first Business Day of a Fiscal Quarter, the initial LIBO Rate shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the date of the Initial Loan, which rate shall be in effect until (and including) the last Business Day of the Fiscal Quarter next ending. The Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

“Liquidity” means, at any time, an amount determined for the Borrower equal to the sum of unrestricted cash-on-hand and Cash Equivalent Investments of the Borrower, to the extent held in a Controlled Account located in the United States.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Agreement, the Royalty Agreement, the Warrant Agreement, each other agreement pursuant to which the Lender is granted a Lien to secure the Obligations (including any mortgages entered into pursuant to Section 7.9), the Guarantee, and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loan Request” means a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto.

“Loans” means the Initial Loan and the Delayed Draw Loan.

“MAA” means a marketing authorization application filed with any regulatory authority in the European Union.

“Material Adverse Effect” means a material adverse effect on (i) the business, condition (financial or otherwise), operations, or properties of the Borrower or of the Borrower and the Subsidiaries taken as a whole, (ii) the rights and remedies of the Lender under any Loan Document or (iii) the ability of the Borrower or of the Borrower and its Subsidiaries taken as a whole, to perform Obligations under any Loan Document.

“Material Agreements” means (i) each contract or agreement to which the Borrower or any Subsidiary is a party involving aggregate payments of more than $[*] in any Fiscal Year, whether such payments are being made by the Borrower or any Subsidiary to a non-Affiliated Person, or by a non-Affiliated Person to the Borrower or any Subsidiary; and (ii) all other contracts or agreements, individually or in the aggregate, material to the business, operations, properties or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

“Maturity Date” means April 18, 2019.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Asset Sales Proceeds” means, with respect to the Disposition (other than Dispositions permitted by Sections 8.8(i), (ii), (iii) and (iv)) after the Closing Date by the Borrower or any Subsidiary to any Person of any assets of the Borrower or its Subsidiaries, the excess of gross cash proceeds received by the Borrower from such Disposition over all reasonable and customary costs and expenses, and including Taxes payable by the recipient of such proceeds, incurred in connection with such Disposition which have not been paid to Affiliates of the Borrower in connection therewith.

“Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of the Subsidiaries in connection with such Casualty Event, other than proceeds that are used to repair or replace the assets subject to such Casualty Event within 180 days of receipt of such proceeds with respect to such Casualty Event with like or similar assets of substantially equal or better value and utility, in excess of $1,000,000 per occurrence, or $2,000,000 in the aggregate cumulatively through the Termination Date (in each case net of all reasonable and customary collection expenses thereof), but excluding any proceeds or awards required to be paid to a creditor (other than the Lender) which holds a first priority Lien permitted by clause (f) of Section 8.3 on the property which is the subject of such Casualty Event.

“956 Impact” will be deemed to exist to the extent the issuance of a guaranty by, grant of a Lien by, or pledge of greater than two-thirds of the voting Capital Securities or similar equity interests of, a Subsidiary that is a “controlled foreign corporation” within the meaning of Section

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

957 of the Code, would result in incremental income tax liability as a result of the application of Section 956 of the Code, taking into account actual anticipated repatriation of funds, foreign tax credits and other relevant factors.

“Net Revenue” means net sales, distribution income, service payments, license income, and other forms of consideration made to Natera and its Subsidiaries related to all products and services (including all Products) and shall be determined in accordance with GAAP. Net Revenue shall be determined in a manner consistent with the methodologies, practices and procedures used in developing Natera’s audited financial statements.

“Non-Excluded Taxes” means any Taxes other than (a) Taxes imposed on or measured by a Person’s net income, and franchise Taxes with respect to the Lender imposed by any Governmental Authority under the laws of which the Lender is organized or in which it maintains its applicable lending office, (b) branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in paragraph (a) above and (c) (i) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender at the time such Foreign Lender first becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 4.3(a) or (ii) any U.S. federal withholding Taxes or other amounts imposed or payable under FATCA.

“Note” means a promissory note of the Borrower payable to the Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the outstanding amount of the Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each Subsidiary arising under or in connection with a Loan Document other than the Warrant Agreement and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1(h), whether or not allowed in such proceeding) on the Loans.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organic Document” means, relative to the Borrower or any Subsidiary, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to the Borrower’s or any Subsidiary’s Capital Securities.

“Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document (excluding, for the avoidance of doubt Taxes described in clauses (a), (b) or (c) of the definition of Non-Excluded Taxes).

“Other Administrative Proceeding” means any administrative proceeding relating to a dispute involving a patent office or other relevant intellectual property registry which relates to validity, opposition, revocation, ownership or enforceability of the relevant Intellectual Property.

“Panorama Net Revenue” means Net Revenue from the sale of the Borrower’s non-invasive prenatal screening test for the determination of the sex of the fetus and the detection of denovo and inherited genetic abnormalities including, but not limited to, trisomy 21 (Down syndrome), trisomy 18 (Edwards syndrome), trisomy 13 (Patau syndrome), sex chromosome abnormalities, triploidy, micro deletions, microduplications, and disease-linked genetic mutations seen in parent blood samples that may be present in the child.

“Parallel Entity” means a Person for which the right to vote at least 30% or more of its Voting Securities is held, directly or indirectly, by (i) stockholders holding at least 50% of the Voting Securities of the Borrower or (ii) Dr. Matthew Rabinowitz and either or both of (a) Sequoia Capital XII and its Affiliates and (b) Claremont Creek Ventures, L.P. and its Affiliates.

“Party” and “Parties” have the meanings set forth in the preamble hereto.

“Patent” means any patent, any type of patent application or invention disclosure, including all divisions, continuations, continuations in-part, provisionals, continued prosecution applications, substitutions, reissues, reexaminations, renewals, extensions, restorations, supplemental protection certificates and patent rights in any form and other additions in connection therewith, whether in or related to the United States or any foreign country or other jurisdiction.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered by the Borrower or any of the Subsidiaries in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws.

“Permitted Acquisition” means the purchase or other acquisition of all of the Capital Securities (other than qualifying directors shares) in, or all or substantially all of the property of, or all or substantially all of any business or division of, any Person (other than any joint venture owned by another Person that is purchased or acquired) that, upon the consummation thereof, will be wholly-owned directly by the Borrower or one or more of its Wholly-Owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each Permitted Acquisition:

(a)                                 any such newly-created or acquired Subsidiary shall comply with the requirements of Section 7.8 and the Lender shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest, subject only to Liens permitted under Section 8.3, in the property (including, without limitation, equity interests) acquired with respect to the entity acquired;

(b)                                 the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be permitted pursuant to Section 8.1;

(c)                                  in the case of a purchase or other acquisition of the Capital Securities of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such purchase or other acquisition;

(d)                                 the total cash and noncash consideration paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the consideration paid by or on behalf of the Borrower and its Subsidiaries for all other Permitted Acquisitions after the Closing Date shall not exceed the aggregate amount of $[*] in any Fiscal Year and an aggregate cumulative amount of $[*];

(e)                                  immediately before and after giving effect to any such purchase or other acquisition, no Default or Event of Default, shall exist or result therefrom; and

(f)                                   the Borrower shall have delivered to the Lender, at least 10 Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a written notice describing such transaction, and thereafter, if requested by the Lender for any such transaction involving consideration in excess of $[*], (i) historical financial statements of or related to the Person or assets to be acquired, (ii) twelve month projections for such Person or assets to be acquired and for Borrower after giving effect to such transaction, and (iii) material documentation and other information relating to such transaction and reasonably requested by the Lender.

“Permitted Joint Venture” means any Investment in Joint Ventures customary in the Borrower’s industry; provided that, with respect to each Permitted Joint Venture:

(a)                                 the lines of business of the Joint Venture shall be permitted pursuant to Section 8.1;

(b)                                 other than as expressly permitted under clause (c) below, there shall be no recourse to the Borrower or any Subsidiary for any Indebtedness or obligations of the Joint Venture;

(c)                                  the sum of the aggregate cash amount (including any recourse or assumed Indebtedness referenced in clause (b)) plus the fair market value of tangible assets Invested in Permitted Joint Ventures, together with all Investments pursuant to Section 8.5(k), shall not exceed $[*]; provided that such sum shall not include any loan, advance or extension of credit that has been repaid; and

(d)                                 there shall be no transfer or license by the Borrower or any Subsidiary of assets to the Joint Venture other than tangible assets and Intellectual Property for use solely outside of the United States.

“Permitted Subordinated Indebtedness” means Indebtedness incurred after the Closing Date by the Borrower or the Subsidiaries that is (i) subordinated to the Obligations and all other

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Indebtedness owing from the Borrower or the Subsidiaries to the Lender pursuant to a written subordination agreement satisfactory to the Lender in its sole discretion and (ii) in an amount and on terms approved by the Lender in its sole discretion.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Privacy Laws” means all applicable security and privacy standards regarding protected health information under (i) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, including the regulations promulgated thereunder (collectively “HIPAA”) and (ii) any applicable state privacy Laws.

“Product” means any service or product (including software products and services) designed, developed, manufactured, licensed, marketed, sold, performed, or otherwise commercialized by the Borrower or any of its Subsidiaries, including Borrower LDTs and Borrower Medical Devices and any such product in development.

“Product Agreement” means each agreement, license, document, instrument, interest (equity or otherwise) or the like under which one or more parties grants or receives any right, title or interest with respect to any Product Development and Commercialization Activities in respect of one or more Products specified therein or to exclude third parties from engaging in, or otherwise restricting any right, title or interest as to any Product Development and Commercialization Activities with respect thereto, including each contract or agreement with suppliers (including human tissue supply agreements), manufacturers, distributors, clinical research organizations, hospitals, group purchasing organizations, wholesalers, pharmacies or any other Person related to any such entity.

“Product Development and Commercialization Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, importation, storage, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing, or like activities the purpose of which is to commercially exploit such Product.

“Purchase Money Indebtedness” means Indebtedness (1) consisting of the deferred purchase price for equipment incurred in connection with the acquisition of such equipment, where the amount of such Indebtedness does not exceed the greater of (a) the cost of the equipment being financed and (b) the fair market value of such equipment; and (2) incurred to finance such acquisition by the Borrower or a Subsidiary of such equipment.

“Purchase Orders” is defined in Section 7.16.

“Qualified Capital Securities” shall mean any Capital Securities that are not Disqualified Capital Securities.

“Receiving Party” means the Party receiving Confidential Information.

“Recipient” is defined in Section 10.14.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness.

“Regulatory Agencies” means any Governmental Authority that is concerned with the use, control, safety, efficacy, reliability, manufacturing, marketing, distribution, sale or other Product Development and Commercialization Activities relating to any Product of the Borrower or any of the Subsidiaries, including CMS, FDA, and all similar agencies in other jurisdictions, and includes Standard Bodies.

“Regulatory Authorizations” means all approvals, clearances, notifications, authorizations, orders, exemptions, registrations, certifications, licenses and permits granted by, submitted to or filed with any Regulatory Agencies necessary for the manufacture, development, distribution, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of any Product in any country or jurisdiction, including any Device Approval Application and CLIA Accreditation.

“Related Parties” means the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of the Borrower and the Subsidiaries.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, pouring, dumping, depositing, emitting, escaping, emptying, seeping, dispersal, migrating or placing, including movement through, into or upon the environment or any natural or man-made structure.

“Repayment Premium” means a premium of ten percent (10%) of the principal amount of any prepayment or repayment of the Borrower on the Initial Loan or the Delayed Draw Loan, as applicable.

“Restricted Payment” means (i) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of the Borrower or any Subsidiary or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, or (ii) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of the Borrower or any Subsidiary or otherwise.

“Revenue Base” means, with respect to any period, the Net Revenue of all Products for such period.

“ROS” means Royalty Opportunities S.à r.l, a Luxembourg société à responsabilité limitée.

“Royalty Agreement” means the Royalty Agreement, dated as of the date hereof, among the Borrower and ROS.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Sanctions” means any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by each of the parties thereto, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Solvent” means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the property of such Person would constitute an unreasonably small capital and (v) such Person has not executed this Agreement or any other Loan Document, or made any transfer or incurred any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

“Standard Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Borrower.

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

“Tangible Fixed Assets “ means the equipment set forth on Schedule 1.2 hereto and other tangible fixed assets acquired with the proceeds of Indebtedness permitted pursuant to Section 8.2(e).

“Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

“Third Party” means any Person other than the Borrower or any of its Subsidiaries.

“Termination Date” means the date on which all Obligations in respect of the Loans have been paid in full in cash and the Commitment shall have terminated.

“Trademark” means any trademark, service mark, trade name, logo, symbol, trade dress, domain name, corporate name or other indicator of source or origin, and all applications and registrations therefor, together with all of the goodwill associated therewith.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by the Borrower or any of the Subsidiaries substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Lender pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Warrant Agreement” means the Warrant Agreement, dated as of the date hereof, among the Borrower and Royalty Opportunities S.à r.l.

“Wholly-Owned Subsidiary” means any direct or indirect Subsidiaries of Borrower, all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by Borrower.

SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the schedules attached hereto.

SECTION 1.3 Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 8.4 and the definitions used in such calculations) shall be made, in accordance with GAAP, as in effect from time to time; provided that, if either the Borrower or the Lender requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or the application thereof, then such provision shall be interpreted on the basis of GAAP in effect and applied immediately before such change shall have become effective until such request shall have been withdrawn or such provision amended in accordance herewith. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and the Subsidiaries, in each case without duplication.

SECTION 1.5 Other Loan Documents. Notwithstanding anything in the Intercreditor Agreement or any other Loan Document to the contrary, nothing in the Intercreditor Agreement or any other Loan Document shall permit the Borrower to take any actions or omit to take any actions in violation of this Agreement.

ARTICLE II

COMMITMENT AND BORROWING PROCEDURES

SECTION 2.1 Commitment. On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Initial Loan”) to the Borrower on the Closing Date in an amount equal to (but not less than) the Initial Commitment Amount. On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Delayed Draw Loan”) to the Borrower on the Delayed Draw Closing Date in an amount equal to (but not less than) the Delayed Draw Commitment Amount. No amounts paid or prepaid with respect to the Loans may be reborrowed.

SECTION 2.2 Borrowing Procedure. The Borrower may irrevocably request that the Initial Loan be made by delivering to the Lender a Loan Request on or before 10:00 a.m. on a Business Day at least three Business Days prior to the proposed Closing Date. The Borrower may irrevocably request that the Delayed Draw Loan be made by delivering to the Lender a Loan Request on or before 10:00 a.m. on a Business Day at least three Business Days prior to the proposed Delayed Draw Closing Date.

SECTION 2.3 Funding. After receipt of the Loan Request for the Initial Loan, the Lender shall, on the Closing Date and subject to the terms and conditions hereof, make the requested proceeds of the Initial Loan available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request. After receipt of the Loan Request for the Delayed Draw Loan, the Lender shall, on the Delayed Draw Closing Date and subject to the terms and conditions hereof, make the requested proceeds of the Delayed Draw Loan available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request.

SECTION 2.4 Reduction of the Commitment Amounts. The Initial Commitment Amount shall automatically and permanently be reduced to zero on the Initial Commitment Termination Date. The Delayed Draw Commitment Amount shall automatically and permanently be reduced to zero on the Delayed Draw Commitment Termination Date.

ARTICLE III

REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1 Repayments and Prepayments; Application. The Borrower agrees that the Loans, and any fees or interest accrued or accruing thereon, shall be repaid and prepaid solely in U.S. dollars pursuant to the terms of this Article III.

SECTION 3.2 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of the Loans on the Maturity Date. Prior thereto, payments and prepayments of the Loans shall be made as set forth below.

(a)                                 The Borrower shall have the right, with at least three Business Days’ notice to the Lender, at any time and from time to time to prepay any unpaid principal amount of the Loans, in whole or in part.

(b)                                 Within three Business Days of receipt by the Borrower of any (i) Net Casualty Proceeds or (ii) Net Asset Sales Proceeds, the Borrower shall notify the Lender thereof. If requested by the Lender, the Borrower shall within three Business Days of such request make a mandatory prepayment of the Loans, in an amount equal to 100% of such proceeds (or such lesser amount as the Lender may specify on the date of such request), to be applied as set forth in Section 3.3 and in Section 3.7.

(c)                                  The Borrower shall repay the Loans in full immediately upon any acceleration of the Maturity Date thereof pursuant to Section 9.2 or Section 9.3, unless, pursuant to Section 9.3, only a portion of the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

SECTION 3.3 Application. Except as provided in Section 4.4(b), amounts repaid or prepaid in respect of the outstanding principal amount of the Loans pursuant to clauses (b) or (c) of Section 3.2 shall be applied pro rata to the Initial Loan and Delayed Draw Term Loan.

SECTION 3.4 Interest Rate. During any applicable Interest Period, the Loans shall accrue interest during such Interest Period at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00%. The interest rate shall be recalculated and, if necessary, adjusted for each Interest Period, in each case pursuant to the terms hereof.

SECTION 3.5 Default Rate. At all times commencing upon the date any Event of Default occurs, and continuing until such Event of Default is no longer continuing, the Applicable Margin shall be increased by [*]% per annum.

SECTION 3.6 Payment Dates. Interest accrued on the Loans shall be payable in cash, without duplication:

(a)                                 on the Maturity Date therefor;

(b)                                 on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c)                                  on the last day of each Fiscal Quarter; provided that if such day is not a Business Day, then such payment shall be made on the next succeeding Business Day; and

(d)                                 on that portion of the Loans that is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

SECTION 3.7 Repayment Premium. Any repayment of principal pursuant to this Article III (other than any repayments of principal due on the Maturity Date) shall be accompanied by the Repayment Premium; provided that, if the Maturity Date is accelerated pursuant to a breach of Section 8.4 (which breach constitutes an Event of Default under Section 9.1(c), the Borrower shall not have to pay the Repayment Premium; and provided, further, that if any prepayment is required pursuant to Section 3.2(b), the amount of the required principal prepayment shall be reduced such that the sum of such required principal prepayment plus the applicable Repayment Premium shall equal 100% of the Net Asset Sale Proceeds or the Net Casualty Sale Proceeds, as applicable (or such lesser amount as required to be prepaid by the Lender pursuant to Section 3.2(b)).

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

ARTICLE IV

LIBO RATE AND OTHER PROVISIONS

SECTION 4.1 Increased Costs, Etc. The Borrower agrees to reimburse the Lender for any increase in the cost to the Lender of, or any reduction in the amount of any sum receivable by the Lender in respect of, the Lender’s Commitment and the making, continuation or maintaining of the Loans hereunder that may arise in connection with any Change in Law, except for such changes with respect to increased capital costs and Taxes which are governed by Section 4.2 and Section 4.3, respectively. The Lender shall notify the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate the Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to the Lender within ten Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower. Failure or delay on the part of the Lender to demand compensation pursuant to this Section 4.1 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate the Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 4.2 Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender, and the Lender determines (in good faith and in its reasonable discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitment or the Loans made by it hereunder is reduced to a level below that which the Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by the Lender to the Borrower, the Borrower shall within ten Business Days following receipt of such notice pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling Person for such reduction in rate of return. A statement of the Lender as to any such additional amount or amounts shall, in the absence of manifest error, be prima facie evidence of the accuracy thereof. In determining such amount, the Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

SECTION 4.3 Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

(a)                                 Any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by the Borrower or any of the Subsidiaries to or on behalf of the Lender under any Loan Document, then:

(i)                                      if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

(ii)                                   the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

(b)                                 In addition, the Borrower shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

(c)                                  As promptly as practicable after the payment of any Taxes or Other Taxes required to be paid by the Borrower under Section 4.3(a), or (b), and in any event within 45 days of any such payment being due (as may be extended by if contested in good faith by appropriate proceedings), the Borrower shall furnish to the Lender a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes.

(d)                                 The Borrower shall indemnify the Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) the Lender whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by the Lender, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority. In addition, the Borrower shall indemnify the Lender for any incremental Taxes that may become payable by the Lender as a result of any failure of the Borrower to pay any Taxes when due and for which it has received timely notice to the appropriate Governmental Authority or to deliver to the Lender, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by the Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date the Lender makes written demand therefor. The Borrower acknowledges that any payment made to the Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

SECTION 4.4 Payments, Computations; Proceeds of Collateral, Etc.

(a)                                 Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made without setoff, deduction or counterclaim not later than 2:00 p.m. on the date due in same day or immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrower. Funds received after 2:00 p.m. on any day shall be deemed to have been received by the Lender on the next succeeding Business Day. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b)                                 All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable law shall be applied upon receipt to the Obligations as follows: (i) first, to the payment in full in cash of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the Lender pursuant to the terms of the Loan Documents, until paid in full in cash, (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the payment of the principal amount of the Loans then outstanding, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the payment of all other Obligations owing to the Lender, and (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), and following the Termination Date, to the Borrower or any other Person lawfully entitled to receive such surplus.

SECTION 4.5 Setoff. The Lender shall, upon the occurrence and during the continuance of any Default described in clauses (i) through (iv) of Section 9.1(h) or, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or on behalf of the Lender. The Lender agrees promptly to notify the Borrower after any such appropriation and application made by the Lender; provided that, the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Lender may have.

SECTION 4.6 LIBO Rate Not Determinable. If prior to the commencement of any Interest Period, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period, then the Lender shall give notice thereof to the Borrower as promptly as practicable. In the event of any such determination, the Loans shall, until the Lender has advised the Borrower that the circumstances giving rise to such notice no longer exist, bear interest at the interest rate in effect for the immediately preceding Interest Period.

ARTICLE V

CONDITIONS TO MAKING THE LOANS

SECTION 5.1 Credit Extensions. The obligation of the Lender to make the Initial Loan shall be subject to the execution and delivery of this Agreement by the parties hereto, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in this Article (other than Sections 5.19 and 5.20). The obligation of the Lender to make the Delayed Draw Loan shall be subject to the prior making of the Initial Loan, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in Sections 5.3, 5.8, 5.19 and 5.20.

SECTION 5.2 Secretary’s Certificate, Etc. The Lender shall have received from the Borrower and each Subsidiary party to a Loan Document, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

(a)                                 resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b)                                 the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c)                                  the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates the Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.3 Closing Date Certificate. The Lender shall have received a Closing Date Certificate, dated as of the Closing Date or Delayed Draw Closing Date, as the case may be, and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct, and such statements shall include that (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct, (ii) no Default shall have then occurred and be continuing, or would result from the Loan to be advanced on the Closing Date or Delayed Draw Closing Date, as the case may be, and (c) all of the conditions set forth in this Article V have been satisfied. All documents and agreements required to be appended to the Closing Date Certificate, if any, shall be in form and substance satisfactory to the Lender, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.

SECTION 5.4 Payment of Outstanding Indebtedness, Etc. All Indebtedness identified in Schedule 8.2(b), together with all interest, all prepayment premiums and all other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the Loan and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness shall have been released and the Lender shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments (including customary payoff letters) as may be suitable or appropriate in connection therewith.

SECTION 5.5 Delivery of Note. The Lender shall have received a Note duly executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.6 Financial Information, Etc. The Lender shall have received

(a)                                 audited consolidated financial statements of the Borrower and the Subsidiaries for each of the fiscal years ended December 31, 2010 and December 31, 2011.

(b)                                 unaudited consolidated balance sheets of the Borrower and the Subsidiaries for each fiscal quarter ended after January 1, 2012 and prior to January 1, 2013, together with the related consolidated statement of operations, shareholder’s equity and cash flows for the twelve months then ended; and

(c)                                  such other financial information as to the Borrower and the Subsidiaries and their respective businesses, assets and liabilities as the Lender may reasonably request.

SECTION 5.7 Intentionally Omitted.

SECTION 5.8 Solvency, Etc. The Lender shall have received a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, dated as of the Closing Date or Delayed Draw Closing Date, as the case may be, in form and substance satisfactory to the Lender.

SECTION 5.9 Guarantee. The Lender shall have received executed counterparts of the Guarantee, dated as of the date hereof, duly executed and delivered by each Subsidiary.

SECTION 5.10 Security Agreements. The Lender shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed and delivered by the Borrower and each Subsidiary, together with

(a)                                 certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by the Borrower or any Subsidiary in the Borrower and the Subsidiaries, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, in the case of Capital Securities that are uncertificated securities (as defined in the UCC), confirmation and evidence satisfactory to the Lender that the security interest therein has been transferred to and perfected by the Lender in accordance with Articles 8 and 9 of the UCC.

(b)                                 financing statements suitable in form for naming the Borrower and each Subsidiary as a debtor and the Lender as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests of the Lender pursuant to the Security Agreement;

(c)                                  UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any assets of the Borrower or any Subsidiary, and (ii) securing any of the Indebtedness identified in Schedule 8.2(b), together with such other UCC Form UCC-3 termination statements as the Lender may reasonably request from the Borrower or any Subsidiary;

(d)                                 landlord access agreements and bailee letters in form and substance satisfactory to the Lender from each landlord to the Borrower or any Subsidiary and each other Person that has possession of any Collateral (as defined in the Security Agreement); and

(e)                                  evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts of the Borrower and each Subsidiary are Controlled Accounts.

SECTION 5.11 Intellectual Property Security Agreements. The Lender shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by the Borrower or any Subsidiary that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Lender.

SECTION 5.12 Royalty Agreement. The Lender shall have received an executed counterpart of the Royalty Agreement, dated as of the date hereof, executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.13 Warrant Agreement. The Lender shall have received an executed counterpart of the Warrant Agreement, dated as of the date hereof, executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.14 Opinions of Counsel. The Lender shall have received opinions, dated the Closing Date and addressed to the Lender, from

(a)                                 Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to the Borrower and the Subsidiaries, in form and substance satisfactory to the Lender; and

(b)                                 Chapman and Cutler LLP counsel to the Borrower and the Subsidiaries, in form and substance satisfactory to the Lender.

SECTION 5.15 Insurance. The Lender shall have received certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Lender, evidencing coverage required to be maintained pursuant to each Loan Document, with the Lender named as loss payee or additional insured, as applicable.

SECTION 5.16 Closing Fees, Expenses, Etc. The Lender shall have received for its own account all fees, costs and expenses due and payable pursuant to Section 10.3.

SECTION 5.17 Anti-Terrorism Laws. The Lender shall have received, as applicable, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act.

SECTION 5.18 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any Subsidiary shall be satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all information, approvals, resolutions, opinions, documents or instruments as the Lender or its counsel may reasonably request.

SECTION 5.19 U.S. Panorama Net Revenue. The Lender shall be satisfied that the Panorama Net Revenue for sales in the United States for the twelve full calendar months prior to the Delayed Draw Closing Date was at least $[*]; provided that such Panorama Net Revenue will exclude any advancement of revenues due to changing any specific previously deferred revenue amounts to comply with GAAP and related deferral/cash accounting basis. For the avoidance of doubt, the measurement period will not include more than twelve months as the measurement period of Net Revenue.

SECTION 5.20 Disclosure Schedules. Immediately prior to the Delayed Draw Closing Date, the Borrower shall deliver to the Lender updates to Schedules 6.15(a), 6.16, 6.19 and 6.22, each such updated Schedule to be complete and accurate as of the Delayed Draw Closing Date. The Borrower may update Schedule 1.1 from time to time with the consent of the Lender (such consent not to be unreasonably withheld or delayed).

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrower represents and warrants, in each case (unless otherwise stated) on the Closing Date and on the Delayed Drawing Closing Date, to the Lender as set forth in this Article. For the avoidance of doubt, no representation or warranty in this Article VI is made on the Delayed Drawing Closing Date until immediately prior to the making of the Delayed Draw Loan.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

SECTION 6.1 Organization, Etc The Borrower and each Subsidiary (a) is validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (unless the failure to so qualify as a foreign entity could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals required (i) to enter into and perform its Obligations under each Loan Document to which it is a party, and (ii) to own and hold under lease its property and to conduct its business in all material respects substantially as currently conducted by it.

SECTION 6.2 Due Authorization, Non-Contravention, Etc. The execution, delivery and performance by the Borrower and each Subsidiary of each Loan Document executed or to be executed by it are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not

(a)                                 contravene (i) the Borrower’s or any Subsidiary’s Organic Documents, (ii) any court decree or order binding on or affecting the Borrower or any Subsidiary or (iii) any law or governmental regulation binding on or affecting the Borrower or any Subsidiary; or

(b)                                 result in (i) or require the creation or imposition of any Lien on the Borrower’s or any Subsidiary’s properties (except as permitted by this Agreement) or (ii) a default under any material contract, agreement, or instrument binding on or affecting the Borrower or any Subsidiary.

SECTION 6.3 Government Approval, Regulation, Etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower or any Subsidiary of any Loan Document to which it is a party.

SECTION 6.4 Validity, Etc. Each Loan Document to which the Borrower or any Subsidiary is a party constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 6.5 Financial Information. The financial statements of the Borrower and the Subsidiaries furnished to the Lender pursuant to Sections 5.6 and 7.1 have been prepared in accordance with GAAP, consistently applied, and in all material respects present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

SECTION 6.6 No Material Adverse Change. Except as set forth on Schedule 6.6, there has been no material adverse change in the business, financial performance or condition, operations (including the results thereof), assets, or properties of the Borrower or any Subsidiary since December 31, 2012.

SECTION 6.7 Litigation, Labor Matters and Environmental Matters.

(a)                                 Except as described on Schedule 6.7(a), there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $[*] or (ii) that would reasonably be likely to adversely affect this Agreement or the transactions contemplated hereby.

(b)                                 There are no labor controversies pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary (i) that would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $[*] or (ii) that would reasonably be likely to adversely affect this Agreement or the transaction contemplated hereby.

(c)                                  Neither the Borrower nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Permit under or in connection with any Environmental Law (“Environmental Permit”), except to the extent that any such failure could not reasonably be expected to have or result in a Material Adverse Effect; or (ii) is or has been subject to any Environmental Liability, has received notice of any Environmental Liability, or knows of any basis for any Environmental Liability, except to the extent that the foregoing could not reasonably be expected to have or result in a Material Adverse Effect.

SECTION 6.8 Subsidiaries. The Borrower has no Subsidiaries except those Subsidiaries which are identified in Schedule 6.8 (which Schedule also identifies the direct and indirect owners of the Capital Securities of such Subsidiaries) or which are permitted to have been organized or acquired after the Closing Date in accordance with Section 8.5 or Section 8.7.

SECTION 6.9 Ownership of Properties. The Borrower and each Subsidiary owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its material properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.3.

SECTION 6.10 Taxes. Except as set forth on Schedule 6.10, the Borrower and each Subsidiary has filed all tax returns and reports required by law to have been filed by it and has paid all material Taxes due and owing, except any such Taxes

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

SECTION 6.11 Benefit Plans, Etc. None of the Borrower or any of the Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or has any actual or potential liability with respect to, any Benefit Plan. None of the Borrower or any of the Subsidiaries is a party to any collective bargaining agreement, and none of the employees of the Borrower or any of the Subsidiaries (each in his or her capacity as an employee of the Borrower or a Subsidiary) are subject to any collective bargaining agreement. Each “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits and that is sponsored by the Borrower or any of their ERISA Affiliates intended to be tax qualified under section 401 or 501 of the Code has a determination letter or opinion letter from the Internal Revenue Service on which it is entitled to rely, and no assets of any such plan are invested in Capital Securities of the Borrower. Each employee benefit plan, program or arrangement sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary has complied in all material respects with its terms and applicable law.

SECTION 6.12 Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to the Lender by or on behalf of the Borrower or any Subsidiary in connection with any Loan Document or any transaction contemplated hereby contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information, in light of the circumstances under which it is made, not misleading in any material respect as of the time when made or delivered.

SECTION 6.13 Regulations U and X. None of the Borrower or any Subsidiary is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

SECTION 6.14 Solvency. The Borrower, individually, and the Borrower and its Subsidiaries taken as a whole, on a consolidated basis, both before and after giving effect to the Loans, are Solvent.

SECTION 6.15 Intellectual Property.

(a)                                 Schedule 6.15(a) sets forth a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all (i) Patents including any Patent applications and other material so defined as Patents, (ii) registered and material unregistered Trademarks (including domain names) and any pending registrations for Trademarks, and (iii) any other registered Intellectual Property, in each case owned or licensed by the Borrower or any of the Subsidiaries and material to the business of the Borrower or such Subsidiary. For each item of Intellectual Property listed on Schedule 6.15(a), the Borrower has, where relevant, indicated (A) the countries in each case in which such item is registered, (B) the application numbers, (C) the registration or patent numbers, (D) with respect to the Patents, the expected expiration date of the issued Patents, (E) the owner of such item of Intellectual Property and (F) with respect to material Intellectual Property owned by any Third Party, the agreement pursuant to which that Intellectual Property is licensed to the Borrower or any Subsidiary.

(b)                                 With respect to all Intellectual Property listed on Schedule 6.15(a), except as set forth on Schedule 6.15(b):

(i)                                      the Borrower or a Subsidiary owns, has a valid license or rights in any other form to all, rights associated with such Intellectual Property free and clear of any and all Liens other than Liens permitted pursuant to Section 8.3, and all such Intellectual Property are in full force and effect, and have not expired, lapsed or been forfeited, cancelled or abandoned unless permitted hereunder, except, on the Delayed Draw Closing Date, where such event or circumstance is not reasonably expected to be material to the Borrower and its Subsidiaries;

(ii)                                   each of the Borrower and the Subsidiaries, as applicable, has taken commercially reasonable actions to maintain and protect such Intellectual Property and there are no unpaid maintenance or material renewal fees payable by the Borrower or any of the Subsidiaries that are currently overdue for any of such registered Intellectual Property;

(iii)                                there is no proceeding challenging the validity or enforceability of any such Intellectual Property and none of the Intellectual Property is the subject of any Other Administrative Proceeding, except, on the Delayed Draw Closing Date, where such challenge is not reasonably expected to be material to the Borrower and its Subsidiaries;

(iv)                               to the knowledge of the Borrower, (A) such Intellectual Property is valid, enforceable and subsisting and (B) no event has occurred, and nothing has been done or omitted to have been done, that would affect the validity or enforceability of such Intellectual Property, except, on the Delayed Draw Closing Date, where such event is not reasonably expected to be material to the Borrower and its Subsidiaries; and

(v)                                  each of the Borrower and each Subsidiary is the sole and exclusive owner of all right, title and interest in and to all such Intellectual Property that is owned by it, except that Intellectual Property listed on Schedule 6.15(b)(v) and except, on the Delayed Draw Closing Date, for Dispositions permitted pursuant to Section 8.8.

(c)                                  To the knowledge of the Borrower, except as set forth on Schedule 6.15(c), no Third Party is committing any act of Infringement of any Intellectual Property

listed on Schedule 6.15(a), except, on the Delayed Draw Closing Date, where such Infringement is not reasonably expected to be material to the Borrower and its Subsidiaries.

(d)                                 With respect to each license agreement listed on Schedule 6.15(a), (x) such license agreement (i) is in full force and effect and is binding upon and enforceable against the Borrower and the Subsidiaries party thereto and, to Borrower’s knowledge, all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified, and (iii) no material default or breach by Borrower or its Subsidiaries, and to Borrower’s knowledge, any other party thereto, has occurred and is continuing thereunder, and (y) none of the Borrower or any of the Subsidiaries has to the knowledge of the Borrower taken any action that would permit any other Person party to any such license agreement to have, and to the knowledge of the Borrower no such Person otherwise has, any defenses, counterclaims or rights of setoff thereunder.

(e)                                  Except as set forth on Schedule 6.15(e), none of the Borrower or any of the Subsidiaries has received written notice from any Third Party alleging that the conduct of its business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes any Intellectual Property of that Third Party and, to the knowledge of the Borrower, the conduct of its business and the business of the Subsidiaries (including the development, manufacture, use, sale or other commercialization of any Product) does not Infringe any Intellectual Property of any Third Party.

(f)                                   The Borrower and the Subsidiaries have used commercially reasonable efforts and precautions to protect their respective commercially significant unregistered Intellectual Property.

SECTION 6.16 Material Agreements. Set forth on Schedule 6.16 is a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all Material Agreements of the Borrower or any of the Subsidiaries, with an adequate description of the parties thereto, subject matter thereof and amendments and modifications thereto, and as of such dates, respectively, (a) each such Material Agreement (i) is in full force and effect and is binding upon and enforceable against the Borrower and the Subsidiaries party thereto and to Borrower’s knowledge all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified and (iii) no material default or breach by Borrower or its Subsidiaries, and to Borrower’s knowledge, any other party thereto, has occurred and is continuing thereunder, and (b) none of the Borrower or any of the Subsidiaries has taken any action that to Borrower’s knowledge would permit any other Person party to any Material Agreement to have any defenses, counterclaims or rights of setoff thereunder.

SECTION 6.17 Permits. Except as set forth on Schedule 6.17, the Borrower and the Subsidiaries have all material Permits, including material Environmental Permits, necessary or required for the ownership, operation and conduct of their business and the distribution of the Products. All such Permits are validly held and there are no material defaults thereunder.

SECTION 6.18 Regulatory Matters.

(a)                                 The Borrower and its Subsidiaries have conducted and conduct their business in material compliance with all applicable U.S. federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees, arbitration awards and Key Permits issued by any Governmental Authority (collectively, “Laws”).

(i)                                     Borrower LDTs were researched, developed, designed, and validated solely by Borrower in material compliance with all applicable Laws, including the FDCA, CLIA, Privacy Laws and state laws, and have been and continue to be performed, marketed, and conducted in material compliance with all applicable Laws, including the FDCA, FTC Act, CLIA, Privacy Laws and state laws, including the laws of New York.

(ii)                                  Borrower Medical Devices have been and are being researched, developed, designed, investigated, manufactured, marketed, and distributed in material compliance with all applicable Laws, including the FDCA, the FTC Act, Privacy Laws and state laws.

(b)                                 Except as set forth on Schedule 6.18(b), to the Borrower’s knowledge, (i) no investigation by any Governmental Authority with respect to the Borrower is pending or threatened, and (ii) the Borrower has not received any written communication from any Person (including any Governmental Authority) of any noncompliance with any Laws or any written communication from any Governmental Authority of any material issues, problems, or concerns regarding the quality or performance of the Products.

(c)                                  Except as set forth on Schedule 6.18(c), the Borrower holds free and clear of all Liens, except those permitted pursuant to Section 8.3, all Key Permits, including all authorizations under the FDCA, CLIA, and state laws, necessary for the research and development and commercialization of the Products and to carry on Borrower’s business with respect to the Products. All such Key Permits are valid, and in full force and effect and Borrower is in compliance with all material terms and conditions of such Key Permits. The Borrower has not received any written notice that any Key Permits have been or are being revoked, withdrawn, suspended or challenged.

(d)                                 Except as set forth on Schedule 6.18(d), (i) the Borrower has made available to Lender all Key Permits and material written correspondence submitted to or received from FDA, CMS, or other Governmental Authority (including minutes and official contact reports relating to any material written communications with any Governmental Authority) in the Borrower’s possession or control, and (ii) there has been no material untrue statement of fact and no fraudulent statement made by the Borrower, any of the Subsidiaries, or any of their respective agents or representatives to the FDA,

CMS, or any other Governmental Authority, and there has been no failure to disclose any material fact required to be disclosed to the FDA or any other Governmental Authority.

(e)                                  Except as set forth on Schedule 6.18(e), no right of the Borrower to receive reimbursements pursuant to any government program or private program has ever been terminated or otherwise materially adversely affected as a result of any investigation or enforcement action, whether by any Governmental Authority or other Third Party, and the Borrower has not been the subject of any inspection, investigation, or audit, by any Governmental Authority for the purpose of any alleged improper activity.

(f)                                   To Borrower’s knowledge, there is no arrangement relating to the Borrower providing for any rebates, kickbacks or other forms of compensation that are unlawful to be paid to any Person in return for the referral of business or for the arrangement for recommendation of such referrals. All billings by the Borrower for its services have been true and correct in all material respects (other than any inadvertent errors corrected in the ordinary course of business) and, to the Borrower’s knowledge, are in compliance with all applicable Laws, including the Federal False Claim Act or any applicable state false claim or fraud Law.

(g)                                  Except as set forth on Schedule 6.18(g), the Borrower has not, and to the knowledge of the Borrower, no officer, director, employee or agent of the Borrower has (i) been convicted of, charged with, or to the Borrower’s knowledge, investigated for any federal or state health program-related offense or any other offense related to healthcare or been excluded or suspended from participation in any such program; or within the past five (5) years, been convicted of, charged with or, to the Borrower’s knowledge, investigated for a violation of Laws related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances; (ii) been convicted of any crime or engaged in any conduct for which debarment is mandated or permitted by 21 U.S.C. § 335a, and, to the Borrower’s knowledge, no such debarment proceedings or investigations are pending or threatened; or (iii) been convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in the federal health care programs under Section 1128 of the Social Security Act or any similar applicable Law.

(h)                                 Except as set forth on Schedule 6.18(h), all studies, tests and preclinical and clinical trials conducted relating to the Products, by or on behalf of the Borrower and the Subsidiaries and, to the knowledge of the Borrower, their respective licensees, licensors and Third Party services providers and consultants, have been conducted, and are currently being conducted, in all material respects, in accordance with all applicable Laws, procedures and controls pursuant to, where applicable, current good clinical practices and current good laboratory practices and other applicable laws, rules regulations. All results of such studies, tests and trials, and all other material information related to such studies, tests and trials, have been made available to the Lender as requested by it. To the extent necessary by applicable Law, the Borrower has obtained all necessary Regulatory Authorizations material to the conduct of its business required to be obtained by it, including an IDE for the conduct of any clinical investigations conducted by or on behalf of the Borrower.

(i)                                     To the Borrower’s knowledge, none of the clinical investigators in any clinical trial conducted by or on behalf of the Borrower has been or is disqualified or otherwise sanctioned by the FDA, the Department of Health and Human Services, or any Governmental Authority and, to the Borrower’s knowledge, no such disqualification, or other sanction of any such clinical investigator is pending or threatened. The Borrower has not received any written communication from the FDA or any other Governmental Authority requiring or threatening the termination or suspension of any clinical trials conducted by, or on behalf of, the Borrower.

(j)                                    The transactions contemplated by the Loan Documents (or contemplated by the conditions to effectiveness of any Loan Document) will not cause the Borrower or any of its Subsidiaries to require any Regulatory Authorizations relating to the Products not already required of the Borrower or its Subsidiaries.

SECTION 6.19 Transactions with Affiliates. Except as set forth on Schedule 6.19, none of the Borrower or any Subsidiary has entered into, renewed, extended or been a part to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates during the three-year period immediately prior to the Closing Date.

SECTION 6.20 Investment Company Act. None of the Borrower or any Subsidiary is an “investment company” or is “controlled” by an “investment company,” as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 6.21 OFAC. None of the Borrower, any Subsidiary or, to the knowledge of the Borrower, any Related Party (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contribute or provide to, or has been or will be otherwise made available to fund, any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including the Lender and its Affiliates) of Sanctions.

SECTION 6.22 Deposit and Disbursement Accounts. Set forth on Schedule 6.22 is a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all banks and other financial institutions at which the Borrower or any Subsidiary maintains deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts, such Schedule correctly identifies the name, address and telephone number of each bank or financial institution, the name in which each such account is held, the type of each such account, and the complete account number for each such account, and each such account is a Controlled Account as required pursuant to Section 7.13.

ARTICLE VII

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower will, and will cause the Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1 Financial Information, Reports, Notices, Etc. The Borrower will furnish the Lender copies of the following financial statements, reports, notices and information:

(a)                                 as soon as available and in any event within 30 days after the end of each Fiscal Month, in each case with supporting detail and certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments), (i) unaudited reports of the Panorama Net Revenue and the Revenue Base for such Fiscal Month and the Liquidity of the Borrower at the end of such Fiscal Month and (ii) beginning with the Fiscal Month of April 2013, unaudited reports of (x) the Panorama Net Revenue and the Revenue Base for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, and including in comparative form the figures for the corresponding Fiscal Month in, and the year to date portion of, the immediately preceding Fiscal Year, with supporting detail and certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments) and (y) the Liquidity of the Borrower for the corresponding Fiscal Month in the preceding Fiscal Year, in comparative form;

(b)                                 as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrower and the Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and the year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments);

(c)                                  as soon as available and in any event not later than August 31, 2013, with respect to the Fiscal Year ended December 31, 2012, and as soon as available and in any event within 120 days after the end of each Fiscal Year beginning with the Fiscal Year ended December 31, 2013, a copy of the consolidated balance sheet of the Borrower and the Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by an independent accounting firm which is (i) registered with the Public Company Accounting Oversight Board (PCAOB) to audit public companies and (ii) reasonably acceptable to the Lender, which shall include a calculation of the financial covenant set forth in Section 8.4 and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default;

(d)                                 concurrently with the delivery of the financial information pursuant to clauses (b) and (c), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, (i) showing compliance with the financial covenants set forth in Section 8.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.8) and (iii) stating that no real property has been acquired by the Borrower or any of the Subsidiaries since the delivery of the last Compliance Certificate (or, if any real property has been acquired since the delivery of the last Compliance Certificate, a statement that the Borrower has complied with Section 7.8 with respect to such real property);

(e)                                  as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto;

(f)                                   as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Schedule 6.7, (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent the Lender requests, copies of all documentation relating thereto, and (iii) any return, recovery, dispute or claim related to Product or finished goods inventory that involves more than $[*].

(g)                                  as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of (i) any written claim that the Borrower, any of the Subsidiaries or one of their ERISA Affiliates has any liability under a Benefit Plan, (ii) any effort to unionize the employee of the Borrower or any Subsidiary, or (iii) written correspondence received from the Internal Revenue Service regarding the qualification of a retirement plan under Section 401(a) of the Code that could reasonably be expected to result in material liability to the Borrower.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

(h)                                 promptly after the sending or filing thereof, copies of all material reports, notices, prospectuses and registration statements which the Borrower or any of the Subsidiaries files with the SEC or any national securities exchange;

(i)                                     promptly upon receipt thereof, copies of all “management letters” (or equivalent) submitted to the Borrower or any of the Subsidiaries by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

(j)                                    on the date that the Borrower furnishes unaudited reports to the Lender pursuant to Section 7.1(a)(i), during the pendency of the following patent applications, a report providing an update on the status of the following patent applications, in form satisfactory to Lender: (i) [*] and (ii) [*];

(k)                                 within 45 days after the end of each Fiscal Quarter for the Fiscal Quarter most recently ended, a report listing (i) all Material Agreements entered into during such Fiscal Quarter and (ii) all existing Material Agreements amended or terminated during such Fiscal Quarter, and (iii) revenue recognition audit notes as approved by the Borrower’s chief financial officer with respect to items listed in clause (i);

(l)                                     as soon as available, but in any event not later than January 31 of each calendar year, the Borrower’s financial and business projections and budget for such year, with evidence of approval thereof by Borrower’s board of directors; and

(m)                             such other financial and other information as the Lender may from time to time reasonably request (including information and reports in such detail as the Lender may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

SECTION 7.2 Maintenance of Existence; Compliance with Contracts, Laws, Etc. Each of the Borrower, and each Subsidiary will preserve and maintain its legal existence (except as otherwise permitted by Section 8.7), perform in all material respects its obligations under Material Agreements to which the Borrower or any of the Subsidiaries is a party, and comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all Taxes, imposed upon the Borrower or any of the Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or any of the Subsidiaries, as applicable.

SECTION 7.3 Maintenance of Properties. Each of the Borrower and the Subsidiaries will maintain, preserve, protect and keep its and their respective

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower or any of the Subsidiaries may be properly conducted at all times, unless the Borrower or any of the Subsidiaries determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of the Borrower or any of the Subsidiaries or the Disposition of such property is otherwise permitted by Section 8.7 or Section 8.8.

SECTION 7.4 Insurance. Each of the Borrower and each of the Subsidiaries will maintain:

(a)                                 insurance on its property with financially sound and reputable insurance companies against business interruption, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and the Subsidiaries; and

(b)                                 all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Lender as mortgagee and loss payee (in the case of property insurance) and additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or material modification as to the amount or scope of coverage of the policies will be made without the prior written notice to the Lender, and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

SECTION 7.5 Books and Records. Each of the Borrower and each of the Subsidiaries will keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Lender or any of its representatives, at reasonable times and intervals (not to include the first 10 calendar days of any Fiscal Month unless explicitly permitted by the Borrower, except in the event that a Default or Event of Default has occurred or is continuing) upon reasonable notice to the Borrower, to visit the Borrower’s or any of the Subsidiaries’ offices, to discuss the Borrower’s or any of the Subsidiaries’ financial or other matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower’s and any of the Subsidiaries’ financial and other matters with the Lender or its representatives whether or not any representative of the Borrower or any of the Subsidiaries is present) and to examine (and photocopy extracts from) any of its books and records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Lender’s exercise of its rights pursuant to this Section but unless a Default or Event of Default has occurred and is continuing at the time of such examination not more than once in any calendar year.

SECTION 7.6 Environmental Law Covenant. Each of the Borrower and each of the Subsidiaries will (i) use and operate all of its and their businesses, facilities and properties in material compliance with all Environmental Laws, and keep and maintain all Environmental Permits and remain in compliance therewith, except to the extent that the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect, and (ii) promptly notify the Lender of, and provide the Lender with copies of all written material claims, complaints, notices or inquiries relating to, any actual or alleged non-compliance with any Environmental Laws or Environmental Permits or any actual or alleged Environmental Liabilities that the Borrower reasonably determines has or could result in a Material Adverse Effect. The Borrower and each of the Subsidiaries will promptly resolve, remedy and mitigate any such non-compliance or Environmental Liabilities in accordance with reasonable business practices, and shall keep the Lender informed as to the progress of same.

SECTION 7.7 Use of Proceeds. The Borrower will apply the proceeds of the Loan according to the sources and uses table in Schedule 7.7.

SECTION 7.8 Future Guarantors, Security, Etc. The Borrower and each Subsidiary will execute any documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Lender may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 8.3) of the Liens created or intended to be created by the Loan Documents. The Borrower will promptly cause any subsequently acquired or organized Subsidiary to execute a supplement (in form and substance satisfactory to the Lender) to the Guarantee and each other applicable Loan Document in favor of the Lender; provided that (other than with respect to any Subsidiary formed or acquired in a Permitted Acquisition) the Borrower shall not, and no Subsidiary shall, be required to execute or cause the execution of any Guaranty or the pledge of any Collateral Securities if a 956 Impact would result therefrom. The Borrower will promptly notify the Lender of any subsequently acquired ownership interest in real property and will provide the Lender with a description of such real property, the acquisition date thereof and the purchase price therefor. In addition, from time to time, each of the Borrower and each of the Subsidiaries will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Lender shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and the Subsidiaries (including real property and personal property acquired subsequent to the Closing Date). Such Liens will be created under the Loan Documents in form and substance satisfactory to the Lender, and the Borrower and each of the Subsidiaries shall deliver or cause to be delivered to the Lender all such instruments and documents (including mortgages, legal opinions, title insurance policies and lien searches) as the Lender shall reasonably request to evidence compliance with this Section.

SECTION 7.9 Obtaining of Permits, Etc. With respect to Products, each of the Borrower and each of the Subsidiaries will obtain, maintain and preserve, and take all necessary action to timely renew all Permits and accreditations which are necessary and material in the proper conduct of its business.

SECTION 7.10 Product Licenses. The Borrower and each of the Subsidiaries shall (i) maintain each Permit, including each Regulatory Authorization, from, or file any notice or registration in, each jurisdiction in which the Borrower or any of the Subsidiaries are required to obtain any Permit or Regulatory Authorization or to file any notice or registration, in order to sell or distribute the Products and (ii) promptly provide evidence of same to the Lender.

SECTION 7.11 Maintenance of Regulatory Authorizations, Contracts, Intellectual Property, Etc. With respect to the Products, each of the Borrower and each of the Subsidiaries will (i) maintain in full force and effect all material Regulatory Authorizations, contract rights, authorizations or other rights necessary for the operations of its business; (ii) notify the Lender, promptly after learning thereof, of any material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued, by the Borrower, any of the Subsidiaries or their respective suppliers whether or not at the request, demand or order of any Governmental Authority or otherwise with respect to any Product, or any basis for undertaking or issuing any such action or item; (iii) maintain in full force and effect or pursue the prosecution of, as the case may be, and pay all costs and expenses relating to, all Intellectual Property owned or controlled by the Borrower or any of the Subsidiaries and all Material Agreements, except in the event that the Borrower determines in its reasonable commercial judgment not to do so; (iv) notify the Lender, promptly after learning thereof, of any material Infringement or other violation by any Person of its Intellectual Property and aggressively pursue any such Infringement or other violation except in any specific circumstances where the Borrower or any of the Subsidiaries determines that it is not commercially reasonable to do so; (v) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for, and protect against Infringement with respect to, all Intellectual Property, including Patents, developed or controlled by the Borrower or any of the Subsidiaries, except in the event that the Borrower determines in its reasonable commercial judgment not to do so; and (vi) notify the Lender, promptly after learning thereof, of any material claim by any Person that the conduct of the Borrower’s or any of the Subsidiaries’ business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes in any material respect any Intellectual Property of that Person and use commercially reasonable efforts to resolve such claim, except when the Borrower determines in its reasonable commercial judgment not to do so.

SECTION 7.12 Inbound Licenses; Product Agreements. Each of the Borrower and the Subsidiaries will make commercially reasonable efforts to exclude from (i) any material inbound licenses or similar agreements relating to Intellectual Property (other than over-the-counter or “open-source” software, or similar Intellectual Property, that is commercially available to the public) and (ii) any material Product

Agreements entered into after the Closing Date, any provisions that would prohibit or restrict such license or agreement, or rights thereunder, from becoming subject to a security interest in favor of the Lender.

SECTION 7.13 Cash Management. Each of the Borrower and the Subsidiaries will:

(a)                                 maintain a current and complete list of all accounts (of the type initially set forth on Schedule 6.22) and promptly deliver any updates to such list to the Lender; execute and(other than accounts exclusively used for (i) payroll, payroll taxes and other employee wage and benefit programs to or for the benefit of the Borrower’s or a Subsidiary’s employees, which shall in no event hold in the aggregate more than the amount reasonably expected to meet such payroll expenses for the following calendar month, including bonuses and other payments to be paid within the following calendar month, (ii) the receipt of receivables solely funded by Medicare or Medicaid, which shall in no event hold in the aggregate more than $5,000 and whose total cash balances shall be automatically swept to a Controlled Account (as defined below), on a monthly basis and (iii) assets that are subject to a Permitted Lien pursuant to Section 8.3(m) (collectively, the “Excluded Accounts”)) maintain an account control agreement for each such account, in form and substance reasonably acceptable to the Lender (each such account, a “Controlled Account”);

(b)                                 deposit promptly after the date of receipt thereof in accordance with prudent business practices all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts; and

(c)                                  at any time after the occurrence and during the continuance of an Event of Default, at the request of the Lender, promptly cause all payments constituting proceeds of accounts to be directed into lockbox accounts under agreements in form and substance satisfactory to the Lender.

SECTION 7.14 Board Observation Rights.

(a)                                 The Borrower shall permit one (1) person representing the Lender (the “Observer”) to attend and observe (but not vote) at all meetings of the Borrower’s (or its Subsidiaries, as applicable) board of directors and any committee thereof, whether in person, by telephone or otherwise. The Borrower shall notify the Observer in writing at least five (5) Business Days in advance of (i) the date and time for each general or special meeting of its board of directors or any committee thereof and (ii) the adoption of any resolutions or actions by written consent (describing, in reasonable detail, the nature and substance of such action). The general meetings shall take place on no less than a quarterly basis. The Borrower shall concurrently deliver to the Observer all notices and any materials delivered to the board of directors or any committees thereof in connection with a board meeting or action to be taken by written consent, including a draft of any material resolutions or actions proposed to be adopted by written consent. The Observer shall be free prior to such meeting or adoption by consent to contact the board of directors and discuss the pending actions to be taken.

(b)                                 The Borrower (or its Subsidiaries, as applicable) shall pay the Observer’s reasonable out-of-pocket expenses (including the cost of travel, meals and lodging) in connection with the attendance of such meetings.

(c)                                  If an issue is to be discussed or otherwise arises at any meeting of the board of directors of the Borrower or committee thereof which, in the reasonable good faith judgment of the board of directors, is not appropriate to be discussed in the presence of the Observer in order to avoid a conflict of interest on the part of such Observer or would result in disclosure of trade secrets or to preserve an attorney-client privilege, then such issue may be discussed without the Observer being present and any materials delivered to the board of directors pertaining to such issue need not be delivered to the Observer, so long as the Observer is given notice of the occurrence of such judgment by the board of directors, that the Observer is being excused, and that certain materials will not be delivered to the Observer.

(d)                                 The rights described in this Section 7.14 shall terminate and be of no further force or effect upon the assignment or transfer of the Lender’s rights and obligations hereunder or under any other Loan Document.

SECTION 7.15 Product Agreements. The Borrower and any of the Subsidiaries will make commercially reasonable efforts not to enter into any (i) amendment with respect to any existing Product Agreement or (ii) new Product Agreement that contains (a) any provision that permits any counterparty other than the Borrower or any of the Subsidiaries to terminate such Product Agreement for any reasons related to the insolvency or change of control of the Borrower or any of the Subsidiaries or assignment of such Product Agreement by the Borrower or any of the Subsidiaries, (b) any provision which restricts or penalizes a security interest in, or the assignment of, any Product Agreements, upon the sale, merger or other disposition of all or a material portion of a Product to which such Product Agreement relates, or (c) any other provision that has or is likely to adversely effect, in any material respect, any Product to which such agreement relates or to the Lender’s rights hereunder.

SECTION 7.16 [*]. [*], copies of which have been provided to the Lender, or (ii) [*], or (iii) [*].

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

ARTICLE VIII

NEGATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower and the Subsidiaries will perform or cause to be performed the obligations set forth below.

SECTION 8.1 Business Activities. None of the Borrower or any of the Subsidiaries or any Permitted Joint Venture, will engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably incidental thereto; provided that the foregoing shall not prohibit the Borrower or any Subsidiary from developing any new Products within or related to its general field of genetic testing for reproductive indications, utilizing newly developed technologies in such field or exploiting any existing Products in new territories or for different purposes.

SECTION 8.2 Indebtedness. None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Indebtedness, other than:

(a)                                 Indebtedness in respect of the Obligations and Indebtedness arising under the Royalty Agreement;

(b)                                 until the Closing Date, Indebtedness that is to be repaid in full as further identified in Schedule 8.2(b);

(c)                                  Indebtedness existing as of the Closing Date which is identified in Schedule 8.2(c), and Refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Closing Date (as such amount has been reduced following the Closing Date);

(d)                                 unsecured Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business in an aggregate amount at any time outstanding not to exceed $[*];

(e)                                  Purchase Money Indebtedness and Capitalized Lease Liabilities, and Refinancings thereof, in a principal amount not to exceed $[*] in the aggregate outstanding at any time, and, without duplication, Contingent Liabilities incurred in connection therewith;

(f)                                   Permitted Subordinated Indebtedness;

(g)                                  Indebtedness of any Subsidiary or the Borrower owing to the Borrower or any Subsidiary;

(h)                                 other Indebtedness of the Borrower and the Subsidiaries in an aggregate amount at any time outstanding not to exceed $[*];

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(i)                                     Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(j)                                    Indebtedness permitted to exist, and subject to the limitations, with respect to Permitted Joint Ventures; and

(k)                                 Indebtedness in respect of reimbursement obligations under letters of credit posted in the ordinary course of business to secure the Borrower’s or a Subsidiary’s real property lease obligations, not to exceed $[*] in the aggregate.

provided that, no Indebtedness otherwise permitted by clauses (c), (e), (f), (g), (h) or (j) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

SECTION 8.3 Liens. None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

(a)                                 Liens securing payment of the Obligations;

(b)                                 until the Closing Date, Liens securing payment of Indebtedness of the type described in clause (b) of Section 8.2;

(c)                                  Liens existing as of the Closing Date and disclosed in Schedule 8.3(c) securing Indebtedness described in clause (c) of Section 8.2, and Refinancings of such Indebtedness; provided that, no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date);

(d)                                 Liens securing payment of Permitted Subordinated Indebtedness that are (i) subordinate to the Liens securing payment of the Obligations and all other Indebtedness owing from the Borrower or the Subsidiaries to the Lender and (ii) subject to a written subordination agreement satisfactory to the Lender in its sole discretion;

(e)                                  Liens securing Indebtedness of the Borrower or the Subsidiaries permitted pursuant to Section 8.2(e) (provided that (i) such Liens shall be created within 180 days of the acquisition of the assets financed with such Indebtedness, (ii) such Liens do not at any time encumber any property other than the property so financed and other Tangible Fixed Assets, and (iii) such Liens on assets of the Borrower or the Subsidiaries, other than those referenced in clause (ii), that may come into existence after all of the Obligations and any successive Refinancings thereof have been paid and satisfied in full, and that shall not be evidenced by any UCC financing statements filed prior to their coming into existence;

(f)                                   Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being

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diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(g)                                  Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

(h)                                 judgment Liens in existence for less than [*] days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 9.1(f);

(i)                                     easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; and

(j)                                    Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(k)                                 licenses and/or sublicenses of Intellectual Property otherwise permitted under this Agreement or the other Loan Documents, and restrictions under licenses of Intellectual Property entered into in the ordinary course of business pursuant to which a Borrower is a licensee;

(l)                                     banker’s liens, rights of setoff and Liens in favor of financial institutions incurred made in the ordinary course of business arising in connection with the Borrower’s or any Subsidiary’s deposit accounts or securities accounts held at such institutions to secure solely payment of fees and similar costs and expenses and provided such accounts are maintained in compliance with Section 7.13(a) hereof; and

(m)                             cash collateral pledged to secure Indebtedness in respect of letters of credit permitted pursuant to Section 8.2(k) or held as security deposits in respect of the Borrower’s or a Subsidiary’s real property lease obligations incurred in the ordinary course of business, not to exceed $[*] in the aggregate.

The Lender agrees to execute and deliver such collateral subordination agreements and related documents as reasonably requested of it to confirm the priority of the Liens permitted pursuant to clauses (e) and (m) of Section 8.3.

SECTION 8.4 Minimum Liquidity. The Liquidity of the Borrower shall not at any time be less than (i) $[*] if the Initial Loan, but not the Delayed Draw Loan, has been funded to the Borrower and (ii) $[*] if both the Initial Loan and the Delayed Draw Loan have been funded to the Borrower. The Borrower shall maintain an

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amount equal to the amount required under this Section 8.4, along with its other cash and Cash Equivalent Investments, in a Controlled Account as required pursuant to Section 7.13(a) hereof.

SECTION 8.5 Investments. None of the Borrower or any of the Subsidiaries will purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a)                                 Investments existing on the Closing Date and identified in Schedule 8.5(a);

(b)                                 Cash Equivalent Investments;

(c)                                  Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d)                                 Investments consisting of any deferred portion of the sales price received by the Borrower or any of the Subsidiaries in connection with any Disposition permitted under Section 8.8;

(e)                                  Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(f)                                   Investments consisting of travel advances and employee relocation loans, and other employee loans and advances in the ordinary course of business, not to exceed $[*] in the aggregate outstanding at any given time;

(g)                                  Investments consisting of loans to employees, officers, or directors relating to the purchase of equity securities of the Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Borrower’s Board of Directors, not to exceed the aggregate amount of $[*] in any Fiscal Year;

(h)                                 Investments permitted pursuant to the definition of Permitted Joint Ventures;

(i)                                     Investments of the Borrower, or of any Wholly-Owned Subsidiary, in any Wholly-Owned Subsidiary (including pursuant to a Permitted Acquisition) that is, at the time of such Investment, a Guarantor;

(j)                                    Permitted Acquisitions;

(k)                                 Investments in Subsidiaries that are not Guarantors, in an amount not to exceed, together with Investments in Permitted Joint Ventures, $[*];

(l)                                     other Investments in an amount not to exceed $[*] in the aggregate outstanding at any given time; and

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(m)          any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements.

SECTION 8.6 Restricted Payments, Etc. Without the prior written consent of the Lender, none of the Borrower or any of the Subsidiaries will declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than Restricted Payments made by the Borrower or Subsidiaries to the Borrower or any Subsidiaries.

SECTION 8.7 Consolidation, Merger; Permitted Acquisitions, Etc. None of the Borrower or any of the Subsidiaries will liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof) other than in connection with a Permitted Acquisition; provided that, so long as no Event of Default has occurred and is continuing (or would occur), any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Subsidiary that is a Guarantor; and provided further, in connection with any Permitted Acquisition, the Borrower or any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, so long as (i) the Person surviving such merger with any Subsidiary shall be a direct or indirect Wholly-Owned Subsidiary of the Borrower and a Guarantor, and (ii) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person.

SECTION 8.8 Permitted Dispositions. None of the Borrower or any of the Subsidiaries will Dispose of any of its assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition (i) is inventory, and non-exclusive licenses of Intellectual Property in connection therewith, or obsolete, damaged, worn out or surplus property (including fixed assets no longer used or useful in the business of the Borrower and its Subsidiaries at the time of such Disposition) Disposed of in the ordinary course of its business, (ii) is a transaction permitted by Section 8.7, (iii) is a license for the use of the Intellectual Property of the Borrower, or any of the Subsidiaries, in each instance that is approved by Borrower’s (or such Subsidiary’s) Board of Directors and which could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory, including but not limited to field of use, and that may be exclusive as to territory only as to discrete geographical areas outside of the United States, (iv) is pursuant to the definition of Permitted Joint Venture, or (v) (A) is on fair market value terms in an arms-length transaction; provided that in no event shall the aggregate cumulative amount of cash and noncash consideration payable in connection with Dispositions exceed $[*], (B) not less than [*]% of the aggregate sales price from any one such Disposition shall be paid in cash at the closing of such Disposition or within 30 days thereafter, (C) immediately prior to and immediately after giving effect to any such Disposition, there does not exist a Default, and (D) in connection with any Disposition permitted by this clause (vi) where the cash and noncash consideration (whether in one or a series of transactions) exceeds $[*], an Authorized Officer of the Borrower

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delivers a certificate to the Lender to the effect that each of clauses (A) through C) of this definition has been satisfied.

SECTION 8.9 Modification of Certain Agreements. None of the Borrower or any of the Subsidiaries will consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in (i) any Organic Documents of the Borrower or any of the Subsidiaries, if the result would have an adverse effect on the rights or remedies of the Lender under this Agreement, the Royalty Agreement or any Loan Document, or (ii) any agreement governing any Permitted Subordinated Indebtedness, if the result would shorten the maturity date thereof or advance the date on which any cash payment is required to be made thereon or would otherwise change any terms thereof in a manner adverse to the Lender.

SECTION 8.10 Transactions with Affiliates. Other than transactions that constitute Investments permitted pursuant to Sections 8.5(f) or (g), none of the Borrower or any of the Subsidiaries will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates, unless:

(a) such arrangement, transaction or contract is:

(x)(i) between or among the Borrower or any of its Subsidiaries, (ii) provides normal and reasonable compensation, benefits, reimbursement of expenses and indemnification to officers and directors, (iii) is a cash Investment in the Borrower, or (iv) is between or among the Borrower or any of its Subsidiaries on the one hand and a Permitted Joint Venture on the other hand and is not otherwise prohibited hereunder, and

(y)(i) is on fair and reasonable terms no less favorable to the Borrower or any Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not one of its Affiliates and (ii) is of the kind which would be entered into by a prudent Person in its position with a Person that is not one of its Affiliates; or

(b) such arrangement, transaction or contract is not between or among the Borrower and any Parallel Entity and the Borrower has:

(x) provided the Lender with not less than [*] days’ prior written notice of such arrangement, transaction or contract and (y) certified in writing to the Lender that such arrangement, transaction or contract (i) satisfies the requirements of clause (a)(y), and (ii) has been approved by the Borrower’s board of directors; or

(c) such arrangement, transaction or contract is approved by the Lender.

SECTION 8.11 Restrictive Agreements, Etc. None of the Borrower or any of the Subsidiaries will enter into any agreement prohibiting (i) the creation or

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assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, (ii) the ability of the Borrower or any of the Subsidiaries to amend or otherwise modify any Loan Document, or (iii) the ability of the Borrower or any Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments. The foregoing prohibitions shall not apply to restrictions contained (x) in any Loan Document, or (y) in the case of clause (i), (A) contained in any agreement governing any Indebtedness permitted by clauses (e) or (k) of Section 8.2 as to the assets financed with the proceeds of such Indebtedness and secured by Liens permitted by clauses (e) or (k) of Section 8.3, or (B) contained in any agreement governing an Indebtedness permitted by clause (j) of Section 8.2, or (C) with respect to restrictions on assignment customarily found in leases, licenses and other Contracts, or (z) in the case of clause (iii), any Indebtedness permitted by clauses (e) or (f) of Section 8.2.

SECTION 8.12 Sale and Leaseback. None of the Borrower or any of the Subsidiaries will directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property from such Person (other than Tangible Fixed Assets).

SECTION 8.13 Change in Name, Location or Executive Office or Executive Management; Change in Fiscal Year . None of the Borrower or any of the Subsidiaries will:

(a)           without [*] days’ prior written notice to the Lender, (i) change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties, (ii) relocate its chief executive office, principal place of business or any office in which it maintains books or records relating to its business (including the establishment of any new office or facility), or (iii) change its federal taxpayer identification number or organizational number (or equivalent);

(b)           replace its chief executive officer or chief financial officer without written notification to the Lender within [*] days thereafter;

(c)           change its jurisdiction of organization or legal structure; or

(d)           change its Fiscal Year or any of its Fiscal Quarters.

SECTION 8.14 Benefit Plans and Agreements. None of the Borrower or any Subsidiary will (i) become the sponsor of, incur any responsibility to contribute to or otherwise incur actual or potential liability with respect to, any Benefit Plan, (ii) allow any “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits and that is sponsored by the Borrower, any Subsidiary or any of their ERISA Affiliates intended to be tax qualified under section 401 or 501 of the Code to cease to be tax qualified, (iii) allow the assets of any tax qualified retirement plan to become invested in Capital Securities of the Borrower or any Subsidiary or (iv)

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allow any employee benefit plan, program or arrangement sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary to fail to comply in all material respects with its terms and applicable law.

ARTICLE IX

EVENTS OF DEFAULT

SECTION 9.1 Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an “Event of Default”.

(a)           Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, or (ii) any fee described in Article III or any other monetary Obligation, and in the case of clause (ii) such default shall continue unremedied for a period of two Business Days after such amount was due.

(b)           Breach of Warranty. Any representation or warranty made or deemed to be made by the Borrower or any of the Subsidiaries in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

(c)           Non-Performance of Certain Covenants and Obligations. The Borrower or any Subsidiary shall default in the due performance or observance of any of its obligations under (i) Section 7.1(a), (b), (c), (d), (e), (j), (k) or (l), Section 7.7, or Article VIII, or (ii) any clause under Section 7.1 other than those referenced in the foregoing clause (i) and such default shall continue unremedied for a period of [*] days after the earlier to occur of (A) notice thereof given to the Borrower by the Lender or (B) the date on which the Borrower has knowledge of such default.

(d)           Non-Performance of Other Covenants and Obligations. The Borrower or any Subsidiary shall [*] in the due performance and observance of any other covenant, obligation or agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of [*] days after the earlier to occur of (i) notice thereof given to the Borrower by the Lender or (ii) the date on which the Borrower has knowledge of such default.

(e)           Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness of the Borrower or any of the Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $[*], or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an

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offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

(f)            Judgments. Any judgment or order for the payment of money individually or in the aggregate in excess of $[*] (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of the Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within [*] days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

(g)           Change in Control. Any Change in Control shall occur.

(h)           Bankruptcy, Insolvency, Etc. The Borrower or (except as permitted pursuant to Section 8.7) any of the Subsidiaries shall

(i)            become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

(ii)           apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(iii)          in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that, the Borrower and each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

(iv)          permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower or any Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that, the Borrower and each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

(v)           take any action authorizing, or in furtherance of, any of the foregoing.

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(i)            Impairment of Security, Etc. Any Loan Document shall (except in accordance with its terms) terminate or the terms thereof shall cease to be the legally valid, binding and enforceable obligation of the Borrower or any Subsidiary thereto; the Borrower or any Subsidiary shall contest in any manner such validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in any material part, cease to be a perfected first priority Lien.

(j)            Key Permit Events. Any Key Permit or any of the Borrower’s or any Subsidiary’s material rights or interests thereunder is terminated or amended in any manner materially adverse to the Borrower or the Borrower and its Subsidiaries taken as a whole.

(k)           Material Adverse Change. Any circumstance occurs that has had or would reasonably be expected to cause a Material Adverse Effect.

(l)            Key Person Event. If [*] ceases to be employed full time by the Borrower and actively working as [*] unless within [*] days after such individual ceases to be employed full time and actively working the Borrower hires a replacement for [*] reasonably acceptable to the Lender.

(m)          Regulatory Matters. If any of the following occurs and has had or would reasonably be expected to have or result in a Material Adverse Effect: (i) the FDA, CMS, EMA or any other Governmental Authority (A) issues a letter or other communication asserting that any Product lacks a required Regulatory Authorization or (B) initiates enforcement action against, or issues a warning letter with respect to, the Borrower or any of the Subsidiaries, or any of their Products or the manufacturing facilities therefor, that causes the Borrower or such Subsidiary to discontinue marketing or withdraw any of its material Products, or causes a material delay in the manufacture or offering of any of its material Products, which discontinuance, withdrawal or delay could reasonably be expected to last for more than three months; (ii) a recall; or (iii) the Borrower or any of the Subsidiaries enters into a settlement agreement with the FDA, CMS, EMA or any other Governmental Authority.

SECTION 9.2 Action if Bankruptcy. If any Event of Default described in clauses (i) through (iv) of Section 9.1(h) with respect to the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

SECTION 9.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (i) through (iv) of Section 9.1(h)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the

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Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate.

ARTICLE X

MISCELLANEOUS PROVISIONS

SECTION 10.1 Waivers, Amendments, Etc. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Lender and the Borrower.

No failure or delay on the part of the Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower or any of the Subsidiaries in any case shall entitle it or any of them to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 10.2 Notices; Time. All notices and other communications provided under any Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrower or the Lender, to the applicable Person at its address or facsimile number set forth on Schedule 10.2 hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Documents required to be delivered pursuant to Section 7.1 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) the Borrower posts such documents, or provides a link thereto on the Borrower’s website or the Internet at the following website address: [*], or (ii) such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lender has access (whether a commercial or third-party website), and in each case an email with a link to such posting has been provided to the Lender’s email addresses set forth on Schedule 10.2 heretofore. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

SECTION 10.3 Payment of Costs and Expenses. [*]

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[*]

(a)           [*];

(b)           [*]; and

(c)           [*].

The Borrower further agrees to pay, and to hold the Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Loans or the issuance of the Note. The Borrower also agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses of counsel to the Lender) incurred by the Lender in connection with (x) the negotiation of any restructuring or “work-out” with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

SECTION 10.4 Indemnification. In consideration of the execution and delivery of this Agreement by the Lender, the Borrower hereby indemnifies, agrees to defend, exonerates and holds the Lender and each of its officers, directors, employees and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, obligations and damages, and expenses incurred in connection therewith [*], including [*] (collectively, the “Indemnified Liabilities”), including, without limitation, Indemnified Liabilities arising out of or relating to (i) [*], and (ii) any [*]; provided that the Borrower shall have no obligation or liability under this Section 10.4 with respect to any Indemnified Liabilities that arise from or are the direct result of [*]. If and to the extent that the foregoing indemnification may be unenforceable for any reason, the Borrower agrees to make the maximum contribution

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to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

SECTION 10.5 Survival. The obligations of the Borrower under Section 4.1, Section 4.2, Section 4.3, Section 10.3 and Section 10.4, shall in each case survive any assignment by the Lender and the occurrence of the Termination Date. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document.

SECTION 10.6 Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7 Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

SECTION 10.8 Execution in Counterparts, Effectiveness, Etc.. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.9 Governing Law; Entire Agreement. EACH LOAN DOCUMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 10.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Borrower may not assign or transfer its rights or obligations hereunder without the consent of the Lender; provided, further, that the Lender may not assign or transfer its rights or obligations hereunder or under the other Loan Documents to a Competitor of the Borrower without the prior written consent of the Borrower, except in the case that (i) an Event of Default has occurred and (ii) such

Event of Default continues for [*] days after the Lender has notified the Borrower of its intent to make such an assignment or transfer to a Competitor.

SECTION 10.11 Other Transactions. Nothing contained herein shall preclude the Lender, from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 10.12 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF [*]; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE BORROWER AND THE LENDER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF [*] AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. EACH OF THE BORROWER AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EITHER THE BORROWER OR THE LENDER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND THE LENDER, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.13 Waiver of Jury Trial. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LOAN DOCUMENTS.

SECTION 10.14 Confidential Information. Subject to the provisions of Section 10.15, at all times prior to the fifth anniversary of the Termination Date, the Receiving Party shall keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, advisors or consultants who have a need to know such information to assist such Party in the performance of such Party’s obligations or in the exercise of such Party’s rights hereunder and who are subject to obligations of confidentiality consistent with these provisions (collectively, “Recipients”). Notwithstanding anything to the contrary set forth herein, (a) the Lender may disclose this Agreement and the terms and conditions hereof and any information related hereto, other than to any Competitor of Natera or any of its Subsidiaries, to (i) its Affiliates, (ii) potential and actual assignees of any of the Lender’s rights hereunder and (iii) potential and actual investors in, or lenders to, the Lender (including, in each of the foregoing cases, such Person’s employees, advisors or consultants); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality; and (b) upon receiving consent from the Lender, which consent shall not be unreasonably withheld, delayed or conditioned, the Borrower may disclose this Agreement and the terms and conditions hereof and information related hereto, to potential or actual permitted acquirers or assignees, collaborators and other (sub)licensees, permitted subcontractors, investment bankers, investors, lenders (including, in each of the foregoing cases, such Person’s employees, advisors or consultants who have a need to receive and review such information); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality. In addition to the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in order to comply with applicable laws (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance, provided that the Receiving Party (x) will only disclose those portions of the Confidential Information that are necessary or required to be so disclosed, (y) to the extent legally permissible, will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto, and (z) to the extent reasonably practicable, the Receiving Party shall provide such notice in advance of the disclosure so as to allow the Disclosing Party an opportunity to seek (at the Disclosing Party’s sole expense) a protective order or other appropriate remedy; provided, however, that no such notice will be required in respect of disclosures of Confidential Information to regulatory authorities having or claiming to have jurisdiction over the Receiving Party in connection with routine regulatory examinations. In the event that no such protective order or other remedy is obtained or that the Disclosing Party waives compliance with the provisions hereof, the Receiving Party and its Representatives may disclose such Confidential Information as may be required or requested.

SECTION 10.15 Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party:

(a)           that is or hereafter becomes part of the public domain (other than as a result of a disclosure by the Receiving Party or its Recipients in violation of this Agreement);

(b)           that is received from a Third Party without restriction on disclosure and without, to the knowledge of the Receiving Party, breach of any agreement between such Third Party and the Disclosing Party;

(c)           that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on disclosure prior to its receipt from the Disclosing Party;

(d)           that is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

(e)           that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without use of or reference to the Confidential Information.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.,
as the Borrower

By:	/s/ Matthew Rabinowitz
	Name:	Matthew Rabinowitz
	Title:	Chief Executive Officer

ROS ACQUISITION OFFSHORE LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:
	Name:	Samuel D. Isaly
	Title:	Managing Member

[Signature Page to Credit Agreement ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.,
as the Borrower

By:
	Name:	Matthew Rabinowitz
	Title:	Chief Executive Officer

ROS ACQUISITION OFFSHORE LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Member

[Signature Page to Credit Agreement ]

EXHIBIT A

FORM OF PROMISSORY NOTE

$30,000,000	April [•], 2013

FOR VALUE RECEIVED, NATERA, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of [ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership] (together with its Affiliates, successors, transferees and assigns, the “Lender”), on the Maturity Date the principal sum of [TWENTY MILLION DOLLARS ($20,000,000) or, if a Delayed Draw Loan is made to the Borrower, THIRTY MILLION DOLLARS ($30,000,000)] or, in either case if less, the aggregate unpaid principal amount of the Loans (and any continuation thereof) made (or continued) by the Lender pursuant to the Credit Agreement, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity upon demand, until paid in full, at the rates per annum and on the dates specified in the Credit Agreement, as well as any other amounts that may be due to the Lender upon maturity (whether by acceleration or otherwise) under or in respect of this Note.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

This Note is referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security and guarantee for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of the unpaid principal amount of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Any prepaid principal of this Note may not be reborrowed.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[ Signature Page Follows ]

NATERA, INC.

By:
	Name:	[•]
	Title:	Chief Executive Officer

[ Signature Page to Promissory Note ]

EXHIBIT B

FORM OF LOAN REQUEST

[DATE]

[ROS Acquisition Offshore LP

C/O Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005, Cayman Islands

Attention: Board of Directors]

with a copy to:

OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: Tadd Wessel and Matthew Rizzo

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”), and [ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership] (together with its Affiliates, successors, transferees and assignees, the “Lender”).

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Pursuant to the provisions of Section 2.2 of the Credit Agreement, the Borrower hereby requests [an Initial ][a Delayed Draw ]Loan of $[ ] to be made on                , 201   (the “Proposed Disbursement Date”), which Loan shall be evidenced by [that certain Promissory Note dated as of April      , 2013 in the aggregate original principal amount of $30,000,000.00][                ].

The undersigned hereby represent(s) and warrant(s) to the Lender that:

(a)           the proceeds of the proposed Loan are to be used for the purposes set forth in Section 7.7 of the Credit Agreement;

(b)           bank account details and wire transfer instructions for disbursement of the proceeds of the proposed Loan are set forth on Schedule A hereto;

(c)           no Default has occurred and is continuing or would result from the proposed Loan;

(d)           all conditions required to be satisfied (or waived by the Lender), as set forth in Article V of the Credit Agreement, as applicable, as of the Proposed Disbursement Date for the making of the Loan requested hereby have been, and are, fully satisfied (or duly waived by the Lender); and

(e)           the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except with respect to any representation or warranty that contains a materiality qualifier, which representation or warranty shall be true and correct in all respects), before and after giving effect to the making of the proposed Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, except to the extent that they relate specifically to an earlier specified date (in which case they are true and correct in all material respects on and as of such earlier date) or are affected by transactions or events occurring after the date of the Credit Agreement which are not prohibited thereunder.

The officer signing below is an Authorized Officer of the undersigned and is authorized to request the Loan contemplated hereby and issue this Loan Request on behalf of the undersigned.

[ Signature Page Follows ]

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Very truly yours,

NATERA, INC.,

as the Borrower

By:
	Name:	[•]
	Title:	Chief Executive Officer

[ Signature Page to Loan Request ]

Schedule A

Disbursement / Wire Instructions

[ Schedules to Loan Request ]

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

NATERA, INC.

COMPUTATION DATE:              , 201

This Compliance Certificate (this “Certificate”) is delivered pursuant to [Section 5.7][Section 7.1(d)] of the Credit Agreement, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”), and [ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership] (together with its Affiliates, successors, transferees and assignees, the “Lender”). Unless otherwise defined herein or the context otherwise requires, terms used in this Certificate have the meanings provided in the Credit Agreement.

This Certificate relates to the [Fiscal Month][Fiscal Quarter][Fiscal Year] commencing on              , 201    and ending on              , 201     (such latter date being the “Computation Date”).

The undersigned is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, the undersigned hereby certifies to the Lender that as of the Computation Date:

(a) [Attached hereto as Annex I are (i) an unaudited report of the Panorama Net Revenue and the Revenue Base for the Fiscal Month ending on the Computation Date and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, and including in comparative form the figures for the corresponding Fiscal Month in, and the year to date portion of, the immediately preceding Fiscal Year, and (ii) an unaudited report of the Liquidity of the Borrower at the end of such Fiscal Month, and including in comparative form the Liquidity of the Borrower for the corresponding Fiscal Month in the preceding Fiscal Year, in each case with supporting detail and certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments).](1)

[Attached hereto as Annex I are the unaudited consolidated balance sheet of Borrower and the Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief

(1) INCLUDE FOR MONTHLY FINANCIAL DELIVERABLES.

financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments).](2)

[Attached hereto as Annex I are the consolidated balance sheet of Borrower and the Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by an independent accounting firm which is (i) registered with the Public Company Accounting Oversight Board (PCAOB) to audit public companies and (ii) reasonably acceptable to the Lender, which shall include a calculation of the financial covenants set forth in Section 8.4 of the Credit Agreement and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default.](3)

(b) The financial statements delivered with this Certificate in accordance with Section 7.1(a), (b) and (c) of the Credit Agreement fairly present in all material respects the financial condition of the Borrower and the Subsidiaries (subject to the absence of footnotes and to normal year-end audit adjustments in the case of unaudited financial statements).

(c) [As of the Computation Date, the Borrower and the Subsidiaries are in compliance in all respects with the financial covenants set forth in Section 8.4 of the Credit Agreement. [Set forth on Attachment 1 hereto are calculations showing compliance with such financial covenants as of the Computation Date.]

(d) No Default has occurred and is continuing[ except as set forth on Attachment [2] hereto, which includes a description of the nature and period of existence of such Default and what action the Borrower or any of the Subsidiaries has taken, is taking, or proposes to take with respect thereto].

(e) Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, neither the Borrower nor any Subsidiary has formed or acquired any new Subsidiary[ except as set forth on Attachment [2] hereto, in which case such new Subsidiary has complied with the requirements of Section 7.8 of the Credit Agreement].

(f) Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, neither the Borrower nor any Subsidiary has acquired any ownership interest in any real property[ except as set forth on Attachment [2] hereto, in which case the Borrower has complied with the requirements of Section 7.8 of the Credit Agreement with respect to such real property].

[ Signature Page Follows ]

(2) INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES.

(3) INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial or accounting Authorized Officer as of the date first above written.

NATERA, INC.

By:
Name: [ ]
Title: Chief Executive Officer

[ Signature Page to Compliance Certificate ]

[Annex 1]

[Attachment 1]

[Attachment 2]

EXHIBIT D

FORM OF GUARANTEE

This GUARANTEE, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time, this “Guarantee”), is made by [Insert names of all subsidiaries][, a Delaware corporation] (together with any additional Persons named pursuant to Section 5.5, each a “Guarantor” and collectively the “Guarantors”), in favor of [ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership] (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement, the Guarantors are required to execute and deliver this Guarantee;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make the Loans to the Borrower, each Guarantor hereby agrees, for the benefit of the Lender, as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Credit Agreement” is defined in the first recital.

“Guarantor” is defined in the preamble.

“Guarantee” is defined in the preamble.

“Lender” is defined in the preamble.

“Obligor” is defined in Section 2.1(a).

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II

GUARANTEE PROVISIONS

SECTION 2.1. Guarantee. Each Guarantor jointly and severally, absolutely, unconditionally and irrevocably:

(a)  guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and the Subsidiaries (each, an “Obligor”) now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable Default Rate as provided in Section 3.5 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b)  indemnifies and holds harmless the Lender for any and all costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel to the Lender) incurred by the Lender in enforcing any rights under this Guarantee, except to the extent such amounts arise or are incurred as a consequence of the Lender’s own gross negligence or willful misconduct;

provided, that each Guarantor shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guarantee constitutes a guarantee of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against such Guarantor or any other Person before or as a condition to the obligations of such Guarantor becoming due hereunder.

SECTION 2.2. Reinstatement, etc. Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated (including on or after the Termination Date), as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by the Lender, including upon the occurrence of any Event of Default set forth in Section 9.1(h) of the Credit Agreement or otherwise, all as though such payment had not been made.

SECTION 2.3. Guarantee Absolute, etc. This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee of payment, and shall remain in full force and effect until (unless reinstated pursuant to Section 2.2 above) the Termination Date has occurred. Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of

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the Lender with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

(a)  any lack of validity, legality or enforceability of any Loan Document;

(b)  the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against such Guarantor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including such Guarantor and any other Guarantor) of, or collateral securing, any Obligations;

(c)  any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, or any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(d)  any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)  any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guarantee held by the Lender securing any of the Obligations; or

(f)  any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (including any Guarantor).

SECTION 2.4. Setoff. Each Guarantor hereby irrevocably authorizes the Lender, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by such Guarantor), upon the occurrence and during the continuance of any Event of Default, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Guarantor hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with or on behalf of the Lender. The Lender agrees to notify such Guarantor after any such set-off and application made by the Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Lender may have.

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SECTION 2.5. Waiver, etc. Each Guarantor waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Lender protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any Guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor or Guarantor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Guarantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, that if such Guarantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then, at such Guarantor’s request, the Lender will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor or Guarantor (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guarantee to the Lender.

SECTION 2.7. Payments; Application. Each Guarantor agrees that all obligations of such Guarantor hereunder shall be paid solely in U.S. Dollars to the Lender in immediately available funds, without set-off, counterclaim or other defense and in accordance with Sections 3.2, 3.3, 4.3 and 4.4 of the Credit Agreement, free and clear of and without deduction for any Non-Excluded Taxes, such Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 3.2, 3.3, 4.3 and 4.4 of the Credit Agreement in respect of all payments and application of such payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guarantee by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to such Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guarantee.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, each Guarantor represents and warrants to the Lender as set forth below.

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SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects as of the Closing Date and the Delayed Draw Closing Date, if applicable, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

SECTION 3.2. Financial Condition, etc. Each Guarantor has knowledge of the Borrower’s and each other Guarantor’s financial condition and affairs and has adequate means to obtain from each such Person on an ongoing basis information relating thereto and to each such Person’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that the Lender shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of each such Person that might become known to the Lender at any time, whether or not the Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guarantee inasmuch as each Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Guarantor agrees that the Lender is relying on this representation in agreeing to make the Loans to the Borrower.

ARTICLE IV

COVENANTS, ETC.

SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VII and VIII of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document. This Guarantee is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed,

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administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guarantee shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided, that such Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of the Lender. Without limiting the generality of the foregoing, the Lender may assign or otherwise transfer (in whole or in part) its Commitment, Note or Loans held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to the Lender under each Loan Document (including this Guarantee) or otherwise.

SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from its obligations under this Guarantee, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement.

SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guarantee and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

SECTION 5.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.7. Further Assurances. Each Guarantor agrees, upon the written request of the Lender, to execute and deliver to the Lender, from time to time, any additional instruments or documents deemed to be reasonably necessary by the Lender to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

SECTION 5.8. Section Captions. Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

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SECTION 5.9. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.10. Governing Law, Entire Agreement, etc. THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guarantee, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GUARANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE LENDER BY ACCEPTANCE OF THIS GUARANTEE OR ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND SUCH GUARANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES

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TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTEE.

SECTION 5.12. Counterparts. This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Guarantee shall become effective when counterparts hereof executed on behalf of each Guarantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Guarantee by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Guarantee.

SECTION 5.13. Waiver of Jury Trial. THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GUARANTOR IN CONNECTION HEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN DOCUMENTS.

[ Signature Page Follows ]

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IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its Authorized Officer as of the date first above written.

By:
	Name:	[ ]
	Title:	[ ]

[ Signature Page to Guarantee ]

ANNEX I

to Guarantee

SUPPLEMENT TO

GUARANTEE

This SUPPLEMENT, dated as of                       ,            (this “Supplement”), is to the Guarantee, dated as of March [•], 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee) from time to time party thereto, in favor of [ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership] (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of [ ], 2013 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, each of the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1.  Party to Guarantee, etc. In accordance with the terms of the Guarantee, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guarantee shall be deemed to include each of the undersigned.

SECTION 2.  Representations. Each of the undersigned Guarantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4.  Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5.  Governing Law, Entire Agreement, etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6.  Effective. This Supplement shall become effective when a counterpart hereof executed by the Guarantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[ Signature Page Follows ]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[ Signature Page to Guarantee Supplement ]

EXHIBIT E

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by NATERA, INC., a Delaware corporation (the “Borrower”) and NATERA INTERNATIONAL, INC. (together with the Borrower and with any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”) in favor of [ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership], for itself and as agent for the other parties to which the Grantors may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of April [•], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Lender, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Accounts” is defined in clause (b) of Section 4.3.

“Computer Hardware and Software Collateral” means (a) all of the Grantors’ computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Lender, that provides for the Lender to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of the Grantors, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors’ rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Filing Statements” is defined in clause (b) of Section 3.7.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, the Trade Secrets Collateral, Product Agreements and Regulatory Authorizations.

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“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Lender” is defined in the preamble.

“Patent Collateral” means:

(a)                                 all of the Grantors’ (i) inventions and discoveries, whether patentable or not, and (ii) letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III;

(b)                                 all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)                                  all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III; and

(d)                                 all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Securities Act” is defined in clause (a) of Section 6.2.

“Security Agreement” is defined in the preamble.

“Trade Secrets Collateral” means all of the Grantors’ common law and statutory trade secrets and all other confidential, proprietary or useful information, and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

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“Trademark Collateral” means :

(a)           (i) all of the Grantors’ trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b)           all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV; and

(c)           all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)           the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)           all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3. UCC Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

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ARTICLE II

SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a)           Accounts;

(b)           Chattel Paper;

(c)           Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)           Deposit Accounts;

(e)           Documents;

(f)            General Intangibles;

(g)           Goods (including Goods held on consignment with third parties);

(h)           Instruments;

(i)            Investment Property;

(j)            Letter-of-Credit Rights and Letters of Credit;

(k)           Supporting Obligations;

(l)            all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(m)          all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Lender is the loss payee thereof) in respect of Collateral and (B) all tort claims; and

(n)           all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include:

(i)            any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall

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have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii)           trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii)          any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset; or

(iv)          any asset subject to a Permitted Lien (other than Liens in favor of the Lender) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

provided, that the property described in paragraphs (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such paragraphs are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law.

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Lender is granted a security interest hereunder by the Grantors secure, on an equal and ratable basis, the payment and performance of all of the Obligations.

SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a)           the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)           the exercise by the Lender of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)           the Lender will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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SECTION 2.4. Distributions on Capital Securities In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid pursuant to Section 8.6 of the Credit Agreement, such Distribution or may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Lender until paid to the Lender in accordance with Section 4.1.5.

SECTION 2.5. Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)           any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b)           the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c)           any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)           any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)           any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)            any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Lender securing any of the Obligations; or

(g)           any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower or any of the Subsidiaries, any surety or any guarantor.

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SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date. No Grantor shall seek or be entitled to seek any contribution or reimbursement from the Borrower or any of the Subsidiaries, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Grantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Lender will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any of the Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Lender as set forth below.

SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.

(a)           With respect to any Subsidiary of any Grantor that is

(i)            a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii)           a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Lender is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Lender to comply with any instructions of the Lender without the consent of such Grantor.

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(b)           Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary on the later of the Closing Date or the date such Grantor becomes a party to this Security Agreement to the Lender, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender.

(c)           With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary on the later of the Closing Date or the date such Grantor becomes a party to this Security Agreement, such Grantor has caused the issuer thereof to agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing). Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

(d)           The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged on the Closing Date by each Grantor hereunder is as set forth on Schedule I. All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e)           Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.2. Grantor Name, Location, etc. In each case as of the date hereof:

(a)           (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b)           The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(c)           During the twelve months preceding the later of (i) the date hereof or (ii) the date such Grantor becomes a party to this Security Agreement, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(d)           Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof, such Grantor has

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not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II hereto.

(e)           No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(f)            No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g)           No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(h)           No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(i)            The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3. Ownership, No Liens, etc. Each Grantor owns its Collateral purported to be owned by it free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b) Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Lender relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Lender on the Closing Date.

SECTION 3.4. Possession of Inventory, Control; etc.

(a)           Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Lender pursuant to this Security Agreement and has authenticated a record acknowledging that it holds possession of such Collateral for the Lender’s benefit and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of business and (iv) Instruments or Promissory Notes that have been delivered to the Lender pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (x) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (y) issued any Document for any such Equipment or Inventory or (z) any Lien (other than Permitted Liens) on any such Equipment or Inventory.

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(b)           Each Grantor is the sole entitlement holder of its Deposit Accounts and no other Person (other than the Lender pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts or any other securities or property credited thereto.

SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Lender possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $10,000 in principal amount) owned or held by such Grantor on the Closing Date.

SECTION 3.6. Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a)           such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as Collateral that has not been terminated or releasedt; and

(b)           such Grantor has executed and delivered to the Lender Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedule III through VI (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Lender).

SECTION 3.7. Validity, etc.

(a)           This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b)           As of the Closing Date, each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (delivered to the Lender the Filing Statements suitable for timely and proper filing in such offices) and has taken all other actions requested by the Lender necessary for the Lender to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

(c)           Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Lender to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens entitled to priority).

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SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either

(a)           for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b)           for the perfection or maintenance of the security interests hereunder (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in United States intellectual property offices); or

(c)           for the exercise by the Lender of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9. Best Interests. It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Grantor agrees that the Lender is relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property, etc.

SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a)           [Omitted];

(b)           that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities

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governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c)           to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Lender pursuant to the terms of this Security Agreement).

SECTION 4.1.2. Investment Property (other than Certificated Securities).

(a)           With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded Accounts) the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Lender’s instructions with respect to such Investment Property without further consent by such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

(b)           With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities that is not a party hereto to execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Lender’s instructions with respect to such Uncertificated Securities without further consent by such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing). Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Lender.

SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) (a) deliver to the Lender all Investment Property and all Payment Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $10,000 in the principal amount), and (b) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Lender possession of all originals of negotiable Documents, Instruments,

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Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $10,000 in the principal amount).

SECTION 4.1.5. Voting Rights; Dividends, etc. Each Grantor agrees:

(a)           upon receipt of notice of the occurrence and continuance of an Event of Default from the Lender and without any request therefor by the Lender, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Lender as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

(b)           immediately upon the occurrence and during the continuance of an Event of Default and so long as the Lender has notified such Grantor of the Lender’s intention to exercise its voting power under this clause,

(i)            with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Lender as a general partner or member, as applicable;

(ii)           that the Lender may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii)          to promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by such Grantor separate and apart from its other property in trust for the Lender. The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Lender will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

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SECTION 4.2. Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3. As to Accounts.

(a)           Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)           Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Lender to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Lender for deposit in a Deposit Account of such Grantor maintained with the Lender (together with any other Deposit Accounts or Security Accounts pursuant to which any portion of the Collateral is deposited with the Lender, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Lender until delivery thereof is made to the Lender.

(c)           Following the delivery of notice pursuant to clause (b)(ii), and so long as an Event of Default shall continue, the Lender shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are then due and payable in accordance with Section 4.4(b) of the Credit Agreement.

(d)           With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Accounts are subject to a security interest as contemplated hereby, (ii) such Collateral Accounts shall be under the control of the Lender and (iii) the Lender shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4. As to Grantors Use of Collateral.

(a)           At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Lender may exercise any and all rights and remedies to which it is lawfully entitled with respect to the Collateral.

(b)           Upon the request of the Lender following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder.

(c)           At any time following the occurrence and during the continuation of an Event of Default, the Lender may endorse, in the name of such Grantor, any item, howsoever received by the Lender, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provision:

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(a)           such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that either (x) such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not be material to such Grantor;

(b)           such Grantor shall promptly notify the Lender if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)           in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor promptly informs the Lender and, upon request of the Lender (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Lender may reasonably request to evidence the Lender’s security interest in such Intellectual Property Collateral; and

(d)           such Grantor will promptly (but no less than quarterly) execute and deliver to the Lender (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such

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Intellectual Property, and shall execute and deliver to the Lender any other document reasonably required to evidence the Lender’s interest in any part of such item of Intellectual Property Collateral.

SECTION 4.6. As to Letter-of-Credit Rights.

(a)           Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Lender, intends to (and hereby does) collaterally assign to the Lender its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b)           Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Lender, (i) notify (and such Grantor hereby authorizes the Lender to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Lender hereunder and any payments due or to become due in respect thereof are to be made directly to the Lender and (ii) arrange for the Lender to become the transferee beneficiary of such Letter of Credit.

SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Lender a supplement in form and substance reasonably satisfactory to the Lender, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $100,000, such Grantor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with such Grantor that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Lender may reasonably request, in order to perfect, preserve and protect any security interest

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granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

(a)           from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Lender, with respect to such Collateral as the Lender may request and will, from time to time upon the request of the Lender, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Lender; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Lender hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper in principal amount less than $10,000) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lender;

(b)           file (and hereby authorize the Lender to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Lender may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby;

(c)           at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, at the request of the Lender, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)           not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Lender indicating that the Lender has a security interest in such Chattel Paper;

(e)           furnish to the Lender, from time to time at the Lender’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail; and

(f)            do all things reasonably requested by the Lender in accordance with this Security Agreement in order to enable the Lender to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be

18

sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Lender to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

ARTICLE V

THE LENDER

SECTION 5.1. Lender Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Lender as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)           to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

(d)           to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2. Lender May Perform. If any Grantor fails to perform any agreement contained herein, upon 5 days after the earlier to occur of (i) notice thereof given to any such Grantor by the Lender or (ii) the date on which such Grantor has knowledge of such failure, the Lender may itself perform, or cause performance of, such agreement, that the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein to the extent provided for herein, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3. Lender Has No Duty. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for

19

(a)           ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Lender has or is deemed to have knowledge of such matters, or

(b)           taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4. Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5. Lender as Agent for Other Secured Parties. The Lender hereby agrees to act as agent of the other parties to which any Grantor may owe any Obligations for all purposes hereunder and under the other Loan Documents pursuant to which any Grantor grants a Lien or other right in any Collateral to secure the Obligations, for purposes of acquiring, holding and enforcing any and all Liens on any Collateral granted by any Grantor to secure any of the Obligations. The Lender may appoint any co-agents, sub-agents or attorneys-in-fact in connection with the foregoing.

ARTICLE VI

REMEDIES

SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)           The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i)            take possession of any Collateral not already in its possession without demand and without legal process;

(ii)           require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties,

(iii)          enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

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(iv)          without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Lender against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c)           The Lender may

(i)            transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii)           notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

(iii)          withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv)          enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v)           endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi)          take control of any Proceeds of the Collateral, and

(vii)         execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. Securities Laws. If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor acknowledges that the Lender may be unable to effect a public sale or other disposition of the Capital Securities by reason of certain prohibitions contained in the Securities Act of 1933, as

21

from time to time amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Grantor agrees that any such private sale may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Capital Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Capital Securities shall be made in a commercially reasonable manner, and each Grantor agrees to use its reasonable best efforts to cause the issuer or issuers of the Capital Securities contemplated to be sold, to execute and deliver, all at the Grantors’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Capital Securities from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor further agrees to use its reasonable best efforts (a) to cause such issuer or issuers to exempt or comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Lender designates and obtain all necessary governmental approvals for the sale of the Capital Securities, as requested by the Lender; (b) if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act; and (c) to do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Lender may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action

22

which the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof. Notwithstanding anything contained herein to contrary, to the extent any provision in this Security Agreement conflicts with any provision in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided that no Grantor may assign any of its obligations hereunder without the prior consent of the Lender.

SECTION 7.3. Amendments, etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement and this Security Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Lender will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder as of the date of such supplement with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

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SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.9. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto

SECTION 7.10. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Security Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

24

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

NATERA, INC.

By:
Name: [•]
Title: [•]

NATERA INTERNATIONAL, INC.

By:
Name: [•]
Title: [•]

ROS ACQUISITION OFFSHORE LP,
as the Lender, for itself and as agent
By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By:
Name: [•]
Title: [•]

Signature Page to Security Agreement

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of            , 2013 (this “Agreement”), is made by [NAME OF GRANTOR], a                   (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of [         ], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of [           ], 2013 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a)           all of its letters patent and applications for letters patent throughout the world, including each patent and patent application referred to in Item A of Schedule I attached hereto;

(b)           all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)           all patent licenses and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

(d)           all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Patent Security Agreement

SCHEDULE I

to Patent Security Agreement

Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

Expected
Country	Docket No.	Filing Date	Inventor(s)	Title

Item B. Patent Licenses

Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of              , 2013 (this “Agreement”), is made by [NAME OF GRANTOR], a                    (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of [          ], 2013 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of [            ], 2013 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a)           (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b)           all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I hereto;

(c)           all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)           the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)           all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

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SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Trademark Security Agreement

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

			Expected	Products/
Country	Trademark	Docket No.	Filing Date	Services

Item B. Trademark Licenses

Country or				Effective	Expiration
Territory	Trademark	Licensor	Licensee	Date	Date

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of                       , 2013 (this “Agreement”), is made by [NAME OF GRANTOR], a                                  (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of [        ], 2013 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of [        ], 2013 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Copyright Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following (the “Copyright Collateral”), whether now or hereafter existing or acquired by the Grantor: all copyrights of the Grantor, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world including the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery or a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Copyright Security Agreement

SCHEDULE I

to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Expected
Country	Docket No.	Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

Country or			Effective	Expiration
Territory	Licensor	Licensee	Date	Date

ANNEX I

to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                          ,             (this “Supplement”), is to the Pledge and Security Agreement, dated as of [          ], 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of [         ], 2013 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2. Schedules. Each of the undersigned Grantors hereby authorizes the Lender to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3. Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effective. This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Signature Page to Security Agreement Supplement

[COPY SCHEDULES FROM SECURITY AGREEMENT]

Execution Version

CREDIT AGREEMENT

SCHEDULES ONLY

[ Schedules to Credit Agreement ]

Execution Version

SCHEDULES TO CREDIT AGREEMENT

Schedule 1.1                                                                                         Competitors

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 1.2         Tangible Fixed Assets

Vendor	Description	Purchase Date	Original Purchase Cost	April 1, 2013 Net Asset Value	PO #
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	Grand Total

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.6                           Material Adverse Change

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.7(a)            Litigation

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.8                           Existing Subsidiaries

Natera International, Inc. 100% owned by Natera, Inc.

[ Schedules to Credit Agreement ]

Schedule 6.10                    Taxes

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.15(a) Intellectual Property

		Application					Issue	Expiration
Title	Publication No.	No.	Filing Date	Country	Status	Patent No	Date	Date	Assignee
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]		[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

		Application					Issue	Expiration
Title	Publication No.	No.	Filing Date	Country	Status	Patent No	Date	Date	Assignee
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

		Application					Issue	Expiration
Title	Publication No.	No.	Filing Date	Country	Status	Patent No	Date	Date	Assignee
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

		Application					Issue	Expiration
Title	Publication No.	No.	Filing Date	Country	Status	Patent No	Date	Date	Assignee
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

		Application					Issue	Expiration
Title	Publication No.	No.	Filing Date	Country	Status	Patent No	Date	Date	Assignee
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*] [*]	[*]
[*]	[*]		[*]	[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]	[*]		[*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]	[*]		[*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

				Country					Security Interest
Trademark	Appl. #	Reg. #	Status	of Reg.	Appl. Dt	Reg. Dt	Goods and Services	Owner	Information
[*]	[*]		[*]	[*]	[*]		[*] [*]	[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.15(b) Intellectual Property Exceptions

6.15(b)(iii)

[*]. On January 6, 2012, the Borrower filed a Declaratory Judgment action against Sequenom in the Northern District of California, alleging that U.S. Patent No. 6,258,540 (“the ‘540 patent”) is invalid, unenforceable, and not infringed. On January 24, 2012, Sequenom asserted the ‘540 patent against the Borrower and DNA Diagnostic Center in the Southern District of California. [*]. Ariosa and Verinata [*] also filed declaratory judgment actions regarding the ‘540 Patent against Sequenom in the Northern District. Sequenom has also asserted counterclaims of infringement of the ‘540 patent against Ariosa and Verinata in both of those cases. All of these cases have been designated related cases in the Northern District of California [*]. The appeals court heard argument in the matter on January 9, 2013. The district court postponed claim construction on several occasions to allow time for the Federal Circuit to issue its decision on the appeal. On March 19, 2013, [*].

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Schedule 6.15(b)(v)                                      Intellectual Property Sole Ownership Exceptions

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.15(c)      Intellectual Property Infringement

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.15(e)      Infringement Notices

See Schedule 6.15(b).

[ Schedules to Credit Agreement ]

Schedule 6.16                                                                    Material Agreements

1.              [*]

2.              [*]

3.              [*]

4.              [*]

5.              [*]

6.              [*]

7.              [*]

8.              [*]

9.              [*]

10.       [*]

11.       [*]

12.       [*]

13.       [*]

14.       [*]

15.       [*]

16.       [*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.17                    Permits.

The Borrower has a license application to perform testing in New York pursuant to a waiver.

[ Schedules to Credit Agreement ]

Schedule 6.18(b)     Regulatory Actions

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.18(c)      Regulatory Compliance

See Schedule 6.17.

[ Schedules to Credit Agreement ]

Schedule 6.18(d)     Key Permit Matters.

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.18(e)      Certain Regulatory Enforcement Matters

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.18(g)      Certain Regulatory Disclosure Matters

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.18(h)     Certain Regulatory Actions

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 6.19                                                                    Transactions with Affiliates

On April 30, 2012, the Borrower made a $154,000 full recourse seven-year loan to Matthew Rabinowitz for purchase of shares.

On April 30, 2012, the Borrower made a $32,280 full recourse seven-year loan to Jonathan Sheena for purchase of shares.

[ Schedules to Credit Agreement ]

Schedule 6.22                                                                    Deposit and Disbursement Accounts

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 7.7                                                                           Use of Proceeds

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 8.2(b)                                                            Indebtedness to be Paid

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 8.2(c)                                                             Existing Indebtedness

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 8.3(c)                                                             Existing Liens

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 8.5(a)                                                            Investments

[*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Schedule 10.2                                                                    Notice Information

If to the Borrower:

Natera, Inc.

Attention: Chief Executive Officer

201 Industrial Road #410

San Carlos, CA 94070

(650) 249-9090 (phone)

(650) 649 2385 (fax)

If to the Lender:

ROS Acquisition Offshore LP

C/O Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005, Cayman Islands

Attention: Neil Gray

with a copy to:

OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: [*]

Email: [*]

If to ROS:

Royalty Opportunities S.àr.l

65 Boulevard Grande-Duchesse

Charlotte

L-1331 Luxembourg

Grand Duché de Luxembourg

Attention: Board of Directors

with a copy to:

OrbiMed Advisors, LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: [*]

Email: [*]

Facsimile: [*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[ Schedules to Credit Agreement ]

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 6, 2014 by and among NATERA, INC., a Delaware corporation (the “Borrower”), and ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of April 18, 2013 (the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender; and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.           Amendment to Definition of Delayed Draw Commitment Amount. The definition of “Delayed Draw Commitment Amount” in Section 1.1 of the Credit Agreement is hereby amended so that the definition reads in its entirety as follows:

“Delayed Draw Commitment Amount” means an amount equal to (a) $10,000,000 or (b) $20,000,000, as determined by the Borrower in its sole discretion.

3.           Amendment to Definition of Notes. The definition of “Note” in Section 1.1 of the Credit Agreement is hereby amended so that the definition reads in its entirety as follows:

“Note” means a promissory note of the Borrower payable to the Lender, in the form of Exhibit A or F hereto, as applicable (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the outstanding amount of the Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

4.             Amendment to Definition of Loan Request. The definition of “Loan Request” in Section 1.1 of the Credit Agreement is hereby amended so that the definition reads in its entirety as follows:

“Loan Request” means (a) in the event that the Borrower elects a Delayed Draw Commitment Amount equal to $10,000,000, a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto or (b) in the event that the Borrower elects a Delayed Draw Commitment Amount equal to $20,000,000, a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit G hereto.

5.             Amendment to Definition of Material Agreement. The definition of “Material Agreement in Section 1.1 of the Credit Agreement is hereby amended such that “[*]” shall be replaced by “[*]”

6.             Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.1. Credit Extensions. The obligation of the Lender to make the Initial Loan shall be subject to the execution and delivery of this Agreement by the parties hereto, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in this Article (other than Sections 5.19, 5.20 and 5.21). The obligation of the Lender to make the Delayed Draw Loan shall be subject to the prior making of the Initial Loan, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in Sections 5.3, 5.8, 5.19, 5.20 and 5.21.

7.             Amendment to Article V. Article V of the Credit Agreement is hereby amended by inserting the following as a new Section 5.21:

SECTION 5.21. Delayed Draw Loan Note. In the event that the Borrower elects a Delayed Draw Commitment Amount equal to $20,000,000, the Lender shall have received a Note in the form of Exhibit F hereto duly executed and delivered by an Authorized Officer of the Borrower, in exchange for the original Note delivered to the Lender on the Closing Date which shall be cancelled, without further action, upon delivery of the new Note to the Lender. The Lender shall promptly deliver to the Borrower the cancelled original Note.

8.             Addition to Exhibits of Credit Agreement. Exhibits F and G attached hereto are hereby added to the exhibits to the Credit Agreement.

9.             Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender of (i) a Secretary’s Certificate, in a form reasonably acceptable to Lender, duly executed and delivered by the signatories thereto, and (ii) a counterpart signature to this Amendment duly executed and delivered by the Borrower.

10.          Expenses. [*]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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11.          No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

12.          Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.,
as the Borrower

By:	/s/ Matthew Rabinowitz
Name:	Matthew Rabinowitz
Title:	Chief Executive Officer

ROS ACQUISITION OFFSHORE LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Signature Page to First Amendment to Credit Agreement

EXHIBIT F

[To be attached.]

PROMISSORY NOTE

$40,000,000	[Date]

FOR VALUE RECEIVED, NATERA, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assigns, the “Lender”), on the Maturity Date the principal sum of FORTY MILLION DOLLARS ($40,000,000) or, if less, the aggregate unpaid principal amount of the Loans (and any continuation thereof) made (or continued) by the Lender pursuant to the Credit Agreement, dated as of April 18, 2013 (as amended by that certain First Amendment to Credit Agreement, dated as of May     , 2014, and as further supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity upon demand, until paid in full, at the rates per annum and on the dates specified in the Credit Agreement, as well as any other amounts that may be due to the Lender upon maturity (whether by acceleration or otherwise) under or in respect of this Note.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

This Note is referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security and guarantee for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of the unpaid principal amount of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Any prepaid principal of this Note may not be reborrowed.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[ Signature Page Follows ]

NATERA, INC.

By:
	Name:	Matthew Rabinowitz
	Title:	Chief Executive Officer

[ Signature Page to Promissory Note ]

EXHIBIT G

[To be attached.]

LOAN REQUEST ($20,000,000 Delayed Draw Loan)

[Date]

ROS Acquisition Offshore LP

C/O Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005, Cayman Islands

Attention: [*]

with a copy to:

OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: [*]

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of April 18, 2013 (as amended by that certain First Amendment to Credit Agreement, dated as of May     , 2014, and as supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”), and ROS ACQUISITION OFFSHORE LP, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Pursuant to the provisions of Section 2.2 of the Credit Agreement, the Borrower hereby requests a Delayed Draw Loan of $20,000,000 to be made on     , 201  (the “Proposed Disbursement Date”), which Loan shall be evidenced by that certain Promissory Note dated as of   , 2014 in the aggregate original principal amount of [$40,000,000.00].

The undersigned hereby represent(s) and warrant(s) to the Lender that:

(a)         the proceeds of the proposed Loan are to be used for the purposes set forth in Section 7.7 of the Credit Agreement;

(b)         bank account details and wire transfer instructions for disbursement of the proceeds of the proposed Loan are set forth on Schedule A hereto;

(c)          no Default has occurred and is continuing or would result from the proposed Loan;

(d)         all conditions required to be satisfied (or waived by the Lender), as set forth in Article V of the Credit Agreement, as applicable, as of the Proposed Disbursement Date for the

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

making of the Loan requested hereby have been, and are, fully satisfied (or duly waived by the Lender); and

(e)          the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except with respect to any representation or warranty that contains a materiality qualifier, which representation or warranty shall be true and correct in all respects), before and after giving effect to the making of the proposed Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, except to the extent that they relate specifically to an earlier specified date (in which case they are true and correct in all material respects on and as of such earlier date) or are affected by transactions or events occurring after the date of the Credit Agreement which are not prohibited thereunder.

The officer signing below is an Authorized Officer of the undersigned and is authorized to request the Loan contemplated hereby and issue this Loan Request on behalf of the undersigned.

[ Signature Page Follows ]

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Very truly yours,

NATERA, INC.,
as the Borrower

By:
	Name:	Matthew Rabinowitz
	Title:	Chief Executive Officer

[ Signature Page to Loan Request ]

Schedule A

Disbursement / Wire Instructions

[ Schedules to Loan Request ]

Execution Version

ROYALTY AGREEMENT

This ROYALTY AGREEMENT, dated as of April 18, 2013 (as amended, supplemented or otherwise modified from time to time, this “Royalty Agreement”), is made by and between ROYALTY OPPORTUNITIES S.ÀR.L, a Luxembourg société à responsabilité limitée (together with its Affiliates, successors, transferees and assignees, “ROS”), and Natera, Inc., a Delaware corporation (“Natera”). ROS and Natera are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H :

WHEREAS, ROS Acquisition Offshore LP, a Cayman Islands Exempted Limited Partnership (“Lender”), and Natera have entered into that certain Credit Agreement, dated as of the date hereof (as subsequently amended or otherwise modified, the “Credit Agreement”); and

WHEREAS, the execution and delivery of this Royalty Agreement is a condition precedent to the making of the Initial Loan pursuant to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce ROS to make the Loans pursuant to the Credit Agreement, the Parties hereto agree as follows.

ARTICLE I.
DEFINITIONS

SECTION 1.1                                             Certain Terms. The following terms (whether or not underscored) when used in this Royalty Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Applicable Amount” has the meaning set forth in the definition of “Purchase Price”.

“Applicable Period” has the meaning set forth in the definition of “Purchase Price”.

“Bankruptcy Event” means any Event of Default of the type described in Section 9.1(h) of the Credit Agreement.

“[*] Notice” has the meaning set forth in Section 2.6.

“[*] Option” has the meaning set forth in Section 2.6.

“Confidential Information” means any and all information or material (whether written or oral, or in electronic or other form) that, at any time before, on or after the Closing Date, has been or is provided or communicated to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Royalty Agreement or in connection with the transactions contemplated hereby or any discussions or negotiations with respect thereto, and shall include the existence and terms of this Royalty Agreement.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

“Contract” means any contract, license, indenture, instrument or agreement.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Default Rate” means the rate of interest [*].

“Disclosing Party” means the Party disclosing Confidential Information.

“Judgment” means any judgment, injunction, order or decree.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental Authority that may be in effect from time to time.

“Lender” has the meaning set forth in the recitals hereto.

“Natera” has the meaning set forth in the preamble hereto.

“Net Revenue” means [*] and shall be determined in accordance with GAAP. Net Revenue shall be determined in a manner consistent with the methodologies, practices and procedures used in developing Natera’s audited financial statements.

“Party” and “Parties” have the meanings set forth in the preamble hereto.

“Payments” means the Royalty Payments, the payment of the Purchase Price and any other payments to be made by Natera to ROS hereunder.

“Pledge and Security Agreement” means the Pledge and Security Agreement among Natera, Natera International Inc. and the Lender.

“Purchase Price” means, with respect to either (x) Natera’s election to exercise [*] Option at any time, or (y) ROS’s election to exercise its [*] Option upon the occurrence of a [*] an amount, payable by Natera to ROS in U.S. Dollars to an account designated in writing by ROS, equal to the difference between (i) the applicable amount set forth in the table below (the “Applicable Amount”) opposite the applicable period (the “Applicable Period”) set forth in the table below, during which such [*] Option or [*] as the case may be, was exercised (or deemed to be exercised), less (ii) the [*]. The Purchase Price shall not [*].

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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Applicable Period	Applicable Amount if the Delayed Draw Loan Has Not Been Funded	Applicable Amount if the Delayed Draw Loan Has Been Funded
On or before the 1st anniversary of the Closing Date	[*]	[*]
After the 1st anniversary of the Closing Date and on or before the 2nd anniversary of the Closing Date	[*]	[*]
After the 2nd anniversary of the Closing Date and on or before the 3rd anniversary of the Closing Date	[*]	[*]
After the 3rd anniversary of the Closing Date and on or before the 4th anniversary of the Closing Date	[*]	[*]
Any time after the 4th anniversary of the Closing Date	[*]	[*]

“[*] Notice” has the meaning set forth in Section 5.2.

“[*] Option” has the meaning set forth in Section 5.2.

“Receiving Party” means the Party receiving Confidential Information.

“Recipients” has the meaning set forth in Section 7.1.

“Recovered Amount” means, as of the time the Purchase Price is paid pursuant to Section 2.6 hereof, the [*] as of the Fiscal Quarter last ended.

“Related Agreement” means any existing or future Contract entered into before or during the Royalty Term by Natera or any of its Subsidiaries (i) [*] or (ii) that could reasonably be expected to [*].

“Related Party” means any Party (other than Natera or any of its Subsidiaries) to any Related Agreement.

“ROS” has the meaning set forth in the preamble hereto.

“Royalty Agreement” has the meaning set forth in the preamble hereto.

“Royalty Event of Default” has the meaning set forth in Section 5.1.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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“Royalty Payment” has the meaning set forth in Section 2.1(b).

“Royalty Report” has the meaning set forth in Section 2.1(c).

“Royalty Term” means the period commencing on the Closing Date and ending on the earlier of (i) the tenth anniversary of the Closing Date and [*].

“Term” has the meaning set forth in Section 6.1.

“Third Party” means any Person, other than Natera or any of its Subsidiaries.

SECTION 1.2                                             Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Royalty Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement. In the event that the Credit Agreement terminates (in accordance with its terms or otherwise) prior to the expiration of the Term, terms used herein and defined in the Credit Agreement (as in effect immediately prior to such termination) shall continue to be used herein without regard to such earlier termination of the Credit Agreement (as if such agreement remained in full force and effect).

ARTICLE II.
ROYALTY PROVISIONS

SECTION 2.1                                             Royalty Payments.

(a)                                 Natera shall (or shall cause a Subsidiary to) pay to ROS, in respect of each Fiscal Year (or portion of a Fiscal Year, in the case of the first Fiscal Year and last Fiscal Year of the Royalty Term) during the Royalty Term and prior to the Fiscal Quarter in which the Delayed Draw Loan is funded, a royalty amount equal to the sum of (i) 1.00% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) up to $50,000,000 of such Net Revenue, plus (ii) 1.50% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) in excess of $50,000,000.

(b)                                 Natera shall (or shall cause a Subsidiary to) pay to ROS, in respect of each Fiscal Year (or portion of a Fiscal Year, in the case of the first Fiscal Year and last Fiscal Year of the Royalty Term) during the Royalty Term and during the Fiscal Quarter in which the Delayed Draw Loan has been funded and thereafter, a royalty amount equal to the sum of (i) 1.50% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) up to $50,000,000 of such Net Revenue, plus (ii) 2.00% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) in excess of $50,000,000.

(c)                                  Amounts payable pursuant to Section 2.1(a) and Section 2.1(b) shall be calculated quarterly as of the last day of each Fiscal Quarter during the Royalty Term, and shall be payable by Natera to ROS within [*] after the end of each such Fiscal Quarter (each such payment, a “Royalty Payment”). The first Royalty Payment shall be

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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determined based on Net Revenue for the entire first Fiscal Month following the month in which the Closing Date occurs through to the last Fiscal Month of the Fiscal Quarter in which the Closing Date occurs, and the last Royalty Payment (other than in the case of the Royalty Term ending on the date of payment of the Purchase Price pursuant to the exercise of the [*] Option by ROS or the exercise of the [*] Option by Natera) shall be determined based on the Net Revenue for the Fiscal Quarter up to the last day of the Fiscal Month in which the last day of the Royalty Term occurs. Royalty Payments shall first be determined in the currency of the country in which the corresponding Net Revenue occurred and then converted to its equivalent in U.S. Dollars. The rates of exchange for such payments shall be the average rate for U.S. Dollars, as quoted by JPMorgan Chase in New York City, at the close of business on the last day of the Fiscal Quarter in which such Net Revenue occurred.

(d)                                 Together with each Royalty Payment, Natera shall deliver a written report to ROS showing with respect to each Product (on a product-by-product and country-by-country basis) (i) Net Revenue for such Product in such country for the applicable Fiscal Quarter, including line items for any deductions to the gross invoiced amount made pursuant to the definition of Net Revenue, and (ii) the calculation (in reasonable detail) of the Royalty Payment owed (including any applicable exchange rates used) and paid for such Fiscal Quarter (each, a “Royalty Report”). Each delivery of a Royalty Report hereunder shall also be deemed to constitute a representation and warranty by Natera that such Royalty Report is true, correct and complete in all material respects (subject to normal year-end audit adjustments; provided that if such adjustments shall result in an increase in the calculation of Net Revenue, the calculations of Royalty Payments owed shall be adjusted to account for such increase and the Borrower shall immediately pay any Royalty Payment amounts owed); provided, that the sole remedy for any error, unless Royalty Payments are demonstrated in more than two Fiscal Quarters to be understated by more than [*] percent ([*]%) for each such Fiscal Quarter, shall be as provided in Section 2.4.

SECTION 2.2                                             General Provisions as to Payments. All amounts payable to ROS under this Royalty Agreement (including the Payments) shall be (i) made [*] of any kind or nature whatsoever, (ii) made in U.S. Dollars and in immediately available funds and (iii) remitted by wire transfer to such bank account as shall have been designated by ROS in writing from time to time. Any Payments or other amounts due to ROS under this Royalty Agreement that are not made on or before the applicable due date shall, upon demand by ROS, bear interest, payable on demand (and compounded monthly), for each day from (and including) the applicable due date to (but excluding) the date of the payment thereof, at a rate per annum equal to the Default Rate.

SECTION 2.3                                             Taxes. The Parties hereby covenant and agree that, with respect to any Taxes payable on any Payments payable to ROS under this Royalty Agreement, Section 4.3 of the Credit Agreement shall apply and is hereby incorporated herein by reference as if set forth herein in its entirety; provided that references in such Section 4.3 to the “Borrower” shall be deemed to mean Natera, references to the “Lender” shall be deemed to mean ROS, and references to the Credit Agreement shall be deemed to mean this Royalty Agreement.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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SECTION 2.4                                             Records and Audit.

(a)                                 Natera shall keep and maintain at its chief executive office in the United States complete and accurate records (on a product-by-product and country-by-country basis) of all sales, Net Revenue, and deductions to arrive at Net Revenue and Royalty Payments until the latest of (i) [*] years after the period to which such records relate, (ii) the expiration of the applicable tax statute of limitations, and (iii) such longer period as applicable Law requires.

(b)                                 Natera shall not later than [*] following its determination of Net Revenue and Royalty Payments for any Fiscal Quarter (or more frequently if Natera so elects) send written notice to ROS containing such Net Revenue and Royalty Payments determination. Natera shall provide to ROS reasonable access at reasonable times after [*] and during regular business hours of Natera to the personnel, properties, books and records of Natera solely for the purpose of a review by ROS of the calculation of Net Revenue and Royalty Payments; and ROS shall have the right, not more than [*] through the Term, at ROS’s expense (except as set forth below), at reasonable times after [*] and during regular hours of Natera, to investigate and audit such records, upon reasonable notice (and may, if it so chooses, retain an independent accountant to conduct such investigation and audit as and to the extent provided in Section 2.4(d)). Natera shall, and shall cause its Subsidiaries to, cooperate fully and completely with all reasonable requests with respect to such investigation and audit (and the Persons conducting such investigation and audit), and all results of any investigation and any audit under this Section 2.4 (and any associated underlying data and information) shall be made available to both Natera and ROS.

(c)                                  Within [*] after the delivery of any Royalty Report to ROS, ROS shall be entitled to request an audit of the Net Revenue or Royalty Payments determination with respect to previously delivered Royalty Reports (the “Audit Request”).

(d)                                 Within [*] after delivery to Natera of the Audit Request, if the Parties are not able to agree on the Net Revenue and Royalty Payments determination, then ROS shall be entitled to engage an independent auditor or valuation firm reasonably acceptable to Natera (the “Independent Firm”) to audit the Net Revenue and Royalty Payments calculations. Upon the engagement of the Independent Firm, both Natera and ROS will direct the Independent Firm to render a determination within [*] of its engagement, and Natera, ROS and their respective agents will cooperate with the Independent Firm during its engagement. The determination of the chosen Independent Firm shall be conclusive and shall become final and binding upon the parties hereto.

(e)                                  The fees and expenses of any investigation or audit under this Section 2.4, including fees and expenses of the Independent Firm, shall be borne by ROS; provided, however, that if the Independent Firm determines that Natera’s initial Net Revenue as set forth in the Royalty Report has resulted in an underpayment of a Royalty Payment due to

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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ROS for any Fiscal Quarter by more than [*] percent ([*]%), then Natera shall pay the such reasonable fees and expenses of the Independent Firm conducting the audit.

(f)                                   If any investigation or audit under this Section 2.4 reveals an underpayment of a Royalty Payment, then Natera shall remit such underpayment to ROS not later than [*] after the completion of such investigation or audit. If any such investigation or audit reveals an overpayment, then ROS shall remit such overpayment to Natera not later than [*] after the completion of such investigation or audit.

SECTION 2.5                                             Related Agreements; Access to Records.

(a)                            Natera shall, and shall cause its Subsidiaries to, provide ROS, upon request, with true, correct and complete copies of each Related Agreement (including all amendments and supplements thereto).

(b)                            Natera shall, and shall cause its Subsidiaries to, provide ROS with access to records required to be maintained pursuant to Section 2.4 to verify and audit the Net Revenue attributable to Natera or such Subsidiaries in accordance with the audit and inspection process described in Section 2.4. Natera will use commercially reasonable efforts to [*] and relevant to any audit or inspection process described in Section 2.4.

SECTION 2.6                                             [*] Option. At any time after the Closing Date, Natera shall have the right, exercisable in its sole discretion (the “[*] Option”), [*]. The amount payable by Natera to ROS in respect of the [*] Option shall be the Purchase Price. If Natera elects to exercise its [*] Option, it shall so notify ROS in writing (the “[*] Notice”), which [*] Notice shall set forth a calculation of the Purchase Price in reasonable detail. Delivery of a [*] Notice (and exercise of the [*] Option) shall be irrevocable. Unless ROS disputes in writing, within five (5) Business Days of its receipt of the [*] Notice and with reasonable specificity the calculation of the Purchase Price prior to tender of the Purchase Price (in which case the [*] Notice shall be of no force or effect), Natera shall, on the tenth Business Day following ROS’s receipt of such [*] Notice, [*]. The payment of the Purchase Price shall be made by wire transfer of immediately available funds to an account designated by ROS, or, if not timely designated by ROS, to the ROS account set forth on its signature page to this Agreement.

SECTION 2.7                                             Release of Excess Collateral Security. At any time after the Termination Date, promptly upon request of Natera, so long as no Royalty Event of Default then exists, ROS agrees to release and reconvey to Natera, or to subordinate in favor of a third party lender designated by Natera, ROS’s Lien on Excess Collateral Security, and further agrees to execute and deliver, at Natera’s sole cost and expense, such financing statement amendments and releases, or subordination agreements if applicable, as reasonably requested by Natera in connection therewith. As used herein, “Excess Collateral Security” means any asset or

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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properties of Natera over which ROS then has a Lien as requested by Natera so long as, after giving effect to such collateral release or subordination the then applicable maximum Purchase Price is fully secured by a letter of credit in a form and issued by a bank, in each case reasonably acceptable to ROS.

SECTION 2.8                                             Lender Appointed as Agent. ROS hereby appoints Lender to act as ROS’s agent as set forth in Section 5.5 of the Pledge and Security Agreement.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Natera hereby represents and warrants to ROS as of the Closing Date as follows:

SECTION 3.1                                             Credit Agreement Representations and Warranties. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement are true and correct in all material respects, each such representation and warranty set forth in such Article and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Royalty Agreement by this reference as though specifically set forth in this Article. Without limiting the foregoing, Section 6.17 Permits and Section 6.18 Regulatory Matters of the Credit Agreement are incorporated herein by this reference and Natera represents and warrants that the representations and warranties set forth therein are true and correct.

SECTION 3.2                                             Enforceability. Natera has the power and authority and the legal right to enter into this Royalty Agreement and perform its obligations hereunder and has taken all necessary action on its part required to authorize the execution and delivery of this Royalty Agreement and the performance of its obligations hereunder. This Royalty Agreement has been duly executed and delivered on behalf of Natera, constitutes a legal, valid and binding obligation of Natera and is enforceable against Natera in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity).

SECTION 3.3                                             Related Agreements. None of Natera or any of the Subsidiaries has breached or defaulted under any provision of any Related Agreement in any material respect, and, to the knowledge of Natera no Related Party has breached or defaulted under any provision of any Related Agreement in any material respect. To the knowledge of Natera, except as otherwise disclosed in writing to ROS, no event has occurred that, upon notice or passage of time or both, could reasonably be expected to give rise to any breach or termination of or default under any Related Agreement by any party thereto.

ARTICLE IV.
COVENANTS

Natera covenants and agrees with ROS that throughout the Term Natera will, and will cause each of its Subsidiaries to, perform or cause to be performed the obligations set forth below.

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SECTION 4.1                                             Transactions with Affiliates. None of Natera or any of its Subsidiaries will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates, unless:

(a) such arrangement, transaction or contract is:

(x)(i) between or among Natera or any of its Subsidiaries, (ii) provides normal and reasonable compensation, benefits, reimbursement of expenses and indemnification to officers and directors, (iii) is a cash Investment in Natera, or (iv) is between or among Natera or any of its Subsidiaries on the one hand and a Permitted Joint Venture on the other hand and is not otherwise prohibited hereunder, and

(y)(i) is on fair and reasonable terms no less favorable to Natera or any Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not one of its Affiliates and (ii) is of the kind which would be entered into by a prudent Person in its position with a Person that is not one of its Affiliates; or

(b) such arrangement, transaction or contract is not between or among Natera and any Parallel Entity and Natera has:

(x) provided ROS with not less than [*] prior written notice of such arrangement, transaction or contract and (y) certified in writing to ROS that such arrangement, transaction or contract (i) satisfies the requirements of clause (a)(y), and (ii) has been approved by Natera’s board of directors; or

(c) such arrangement, transaction or contract is approved by ROS.

SECTION 4.2                                             Maintenance of Existence; Licenses; Compliance with Laws and Related Agreements. Natera and each of the Subsidiaries shall (a) preserve and maintain its legal existence (except as otherwise permitted by Section 8.7 of the Credit Agreement), (b) preserve and maintain in all material respects all rights, privileges, Permits and franchises necessary or desirable in the normal conduct of its business, (c) comply in all material respects with all Laws and Judgments applicable to it, and (d) perform in all material respects its obligations under the Related Agreements to which Natera or any of the Subsidiaries is a party, except to the extent that the failure to do so could not reasonably be expected to affect in any material respect the value of the Royalty Payments.

SECTION 4.3                                             Maintenance of Patents. Natera and each of the Subsidiaries shall prosecute and maintain, at its own expense, each Patent included in the Intellectual Property, unless the failure to prosecute and maintain such Patent either (a) [*] or (b) [*].

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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SECTION 4.4                                             Enforcement of Intellectual Property

(a)                                 Natera shall promptly inform ROS of any suspected infringement by a Third Party of any Intellectual Property that Natera determines in its reasonable business judgment is reasonably likely to adversely affect in any material respect the value of the Royalty Payments. Natera shall promptly provide ROS with a copy of any written notice of any such suspected infringement of Intellectual Property delivered or received by Natera or any of its Subsidiaries as soon as practicable and in any event not less than [*] following such delivery or receipt.

(b)                                 Natera shall have the right (but not the obligation) to initiate, at its sole expense, an enforcement of the Intellectual Property against any Third Party. All sums received (including awards, damages and settlement payments) for compensatory damages only as a result of any enforcement of the Intellectual Property by Natera under this Section 4.4(b), after deduction of all reasonable costs and expenses (including attorneys’ fees and expenses) incurred by Natera in connection with such enforcement, shall be [*].

SECTION 4.5                                             Challenges to Intellectual Property.

(a)                                 Natera shall promptly inform ROS of any written notice of any challenge to the Intellectual Property that could reasonably be expected to adversely affect in any material respect the value of the Royalty Payments, and shall provide to ROS a copy of any such written notice of any such written notice received by Natera or any of its Subsidiaries as soon as practicable and in any event not less than [*] following such receipt.

(b)                                 Natera shall have the right (but not the obligation) to initiate, at its sole expense, a defense against such challenge to the Intellectual Property. If Natera elects to bring such a defense, Natera shall so notify ROS and use commercially reasonable efforts to defend the Intellectual Property against such challenge. Natera shall provide prompt written notice to ROS of the initiation of such defense. All sums received (including awards, damages and settlement payments), if any, as a result of any such defense by Natera under this Section 4.5(b) shall for all purposes be [*] provided, that the net amount received by Natera pursuant to any cross claim or counterclaim on account of compensatory damages only shall be [*] to the same extent as such amounts would be [*].

(c)                                  In the event that Natera determines that it will not defend against such challenge to the Intellectual Property, Natera shall promptly inform ROS of that determination and ROS shall have the right (but not the obligation) to defend such challenge, on behalf of Natera but at ROS’s sole expense (an “ROS Defense”), subject to Section 4.5(d), and Natera agrees to be named as a party to any action, suit or other proceeding in connection therewith, if, in ROS’s view, it is necessary or desirable to do so. ROS shall (i) provide prompt written notice to Natera of the initiation of such defense and (ii) keep Natera promptly informed of the status of, and all material developments in, such defense. Natera shall also, at ROS’s sole expense, cooperate fully with ROS and

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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provide such assistance as ROS may reasonably request in connection with such ROS Defense. All sums received (including awards, damages and settlement payments), if any, as a result of any such ROS Defense of the Intellectual Property by ROS under this Section 4.5(c) shall be allocated be allocated [*] and shall for all purposes be [*].

(d)                                 In the event that ROS decides to pursue an ROS Defense, ROS agrees [*].

SECTION 4.6                                             [Intentionally omitted]

SECTION 4.7                                             Related Agreements. Promptly, and in any event within [*] following Natera becoming aware of a breach of any Related Agreement by a Related Party, in each case that could reasonably be expected to adversely affect in any material respect the value of the Royalty Payments, Natera shall provide notice of such breach to ROS. In addition, Natera shall provide to ROS a copy of any written notice of any such breach or alleged breach of any Related Agreement delivered or received by Natera or any of its Subsidiaries as soon as practicable and in any event not less than [*] following such delivery or receipt.

SECTION 4.8                                             No Impairments; Diligence. Natera agrees to meet such standards in developing and marketing the Products as are reasonable and customary in the industry and as required by this Royalty Agreement, until such time as Natera determines in its sole discretion that the Products is not “commercially marketable”. Nothing in this Royalty Agreement, however, will require Natera to develop, sell or market the Products should Natera determine, in its sole judgment, that a Product is not commercially marketable. In the event of a determination that the Products are not commercially marketable, Natera shall provide ROS with prompt written notice of such determination.

SECTION 4.9                                             Further Assurances; Information. Natera shall, shall cause each of its Subsidiaries to furnish, execute and deliver such additional documents, certificates, instruments, and statements, provide such additional data and information, and perform such additional acts, in each case, as may be reasonably requested by ROS in connection with, or in furtherance of, any of the provisions of this Royalty Agreement.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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ARTICLE V.
EVENTS OF DEFAULT; REMEDIES

SECTION 5.1                                             Events of Default. The occurrence of any of the following events shall constitute a “Royalty Event of Default” under this Royalty Agreement:

(a)                                 Natera shall default in the payment (i) of any Royalty Payment when due hereunder, or (ii) any other payment when due hereunder, and in the case of clause (ii) such default shall continue for a period of thirty days after such amount was due, or (iii) default in the payment when due (after any applicable period of grace) of any amount under the Credit Agreement;

(b)                                 Any representation or warranty of Natera contained or incorporated by reference herein, or in any Royalty Report, shall at any time prove to have been incorrect in any material respect when made;

(c)                                  An Event of Default (after any applicable period of grace) shall exist under Section 9.1(c) of the Credit Agreement;

(d)                                 Natera or any Subsidiary shall default in the due performance and observance of any other covenant, obligation or agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof given to Natera by ROS or (ii) the date on which Natera has knowledge of such default;

(e)                                  a default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of or interest or fees on, any Indebtedness of Natera or any of the Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $[*] or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defease, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity;

(f)                                   [*]

(g)                                  any Loan Document shall (except in accordance with its terms) terminate or the terms thereof shall cease to be the legally valid, binding and enforceable obligation

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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of Natera or any Subsidiary thereto; Natera or any Subsidiary shall contest in any manner such validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in any material part, cease to be a perfected first priority Lien;

(h)                                 any Key Permit or any of Natera’s or any Subsidiary’s material rights or interests thereunder is terminated or amended in any manner materially adverse to Natera or Natera and its Subsidiaries taken as a whole;

(i)                                     any circumstance occurs that has had or would reasonably be expected to cause a Material Adverse Effect;

(j)                                    (i) the FDA, CMS, EMA or any other Governmental Authority (A) [*] or (B) [*] (ii) [*] or (iii) [*]

(k)                                 Any [*] shall occur; or

(l)                                     Natera or (except as permitted under the Credit Agreement) any of its Subsidiaries shall

(i)                                     become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

(ii)                                  apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(iii)                               in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within [*] provided that, Natera hereby expressly authorizes ROS to appear in any court conducting any relevant proceeding during such [*] period to preserve, protect and defend its rights under this Royalty Agreement;

(iv)                              permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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commenced by Natera, such case or proceeding shall be consented to or acquiesced in by Natera, or shall result in the entry of an order for relief or shall remain for [*] undismissed; provided that, Natera hereby expressly authorizes ROS to appear in any court conducting any such case or proceeding during such [*] period to preserve, protect and defend its rights under this Royalty Agreement; or

(v)                                 take any action authorizing, or in furtherance of, any of the foregoing.

SECTION 5.2                                             [*] Option. Upon the occurrence of, and during the continuation of, any Royalty Event of Default, in addition to any other rights and remedies available to ROS under this Royalty Agreement, any other Loan Document or otherwise, ROS shall have the right (at its option) to [*]. The amount payable by Natera to ROS in respect of [*] shall be the Purchase Price. If ROS elects to exercise its [*] Option, it shall so notify Natera in writing (the “[*] Notice”), which [*] Notice shall set forth a calculation of the Purchase Price in reasonable detail. Natera shall, on the [*] following its receipt of such [*] Notice, pay the Purchase Price to ROS. The payment of the Purchase Price pursuant to this Section 5.2 shall be made by wire transfer of immediately available funds to an account designated by ROS.

SECTION 5.3                                             Other Rights and Remedies.

(a)                                    ROS shall have the right to enforce the provisions of this Royalty Agreement or any other Loan Document by legal proceedings [*].

(b)                                    ROS shall have the right to exercise all rights and remedies under this Royalty Agreement or any other Loan Document and all other rights and remedies which ROS may have under applicable Law or otherwise.

ARTICLE VI.
TERM

SECTION 6.1                                             Term. The term of this Royalty Agreement (the “Term”) shall commence on the Closing Date and shall expire on the first anniversary of the last day of the Royalty Term.

SECTION 6.2                                             Survival. The expiration of this Royalty Agreement shall be without prejudice to any rights or obligations of the Parties that may have accrued prior to such

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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expiration or termination, and the provisions of Article VII and Sections 6.2, 8.4, 8.5, 8.8, 8.9, 8.11 and 8.12 shall survive the expiration of this Royalty Agreement.

ARTICLE VII.
CONFIDENTIALITY

SECTION 7.1                                             Confidential Information. Subject to the provisions of Section 7.2, at all times prior to the fifth anniversary of the Royalty Term, the Receiving Party shall keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, advisors or consultants who have a need to know such information to assist such Party in the performance of such Party’s obligations or in the exercise of such Party’s rights hereunder and who are subject to obligations of confidentiality consistent with these provisions (collectively, “Recipients”). Notwithstanding anything to the contrary set forth herein, (a) ROS may disclose this Royalty Agreement and the terms and conditions hereof and any information related hereto, including the Royalty Reports (other than to any Competitor of Natera or any of its Subsidiaries) to (i) its Affiliates, (ii) potential and actual assignees of any of ROS’s rights hereunder (including the right to receive any Payments hereunder) and (iii) potential and actual investors in, or lenders to, ROS (including, in each of the foregoing cases, such Person’s employees, advisors or consultants); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality; and (b) upon receiving consent from ROS, which consent shall not be unreasonably withheld, delayed or conditioned, Natera may disclose this Royalty Agreement and the terms and conditions hereof and information related hereto, to potential or actual permitted acquirers or assignees, collaborators and other (sub)licensees, permitted subcontractors, investment bankers, investors, lenders (including, in each of the foregoing cases, such Person’s employees, advisors or consultants who have a need to receive and review such information); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality. In addition to the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in order to comply with applicable laws (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance, provided that the Receiving Party (x) will only disclose those portions of the Confidential Information that are necessary or required to be so disclosed, (y) to the extent legally permissible, will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto, and (z) to the extent reasonably practicable, the Receiving Party shall provide such notice in advance of the disclosure so as to allow the Disclosing Party an opportunity to seek (at the Disclosing Party’s sole expense) a protective order or other appropriate remedy; provided, however, that no such notice will be required in respect of disclosures of Confidential Information to regulatory authorities having or claiming to have jurisdiction over the Receiving Party in connection with routine regulatory examinations. In the event that no such protective order or other remedy is obtained or that the Disclosing Party waives compliance with the provisions hereof, the Receiving Party and its Representatives may disclose such Confidential Information as may be required or requested pursuant to such laws or judicial process.

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SECTION 7.2                                             Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Royalty Agreement shall not extend to any Confidential Information of the Disclosing Party:

(a)                                 that is or hereafter becomes part of the public domain (other than as a result of a disclosure by the Receiving Party or its Recipients in violation of this Royalty Agreement);

(b)                                 that is received from a Third Party without restriction on disclosure and without, to the knowledge of the Receiving Party, breach of any agreement between such Third Party and the Disclosing Party;

(c)                                  that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on disclosure prior to its receipt from the Disclosing Party;

(d)                                 that is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

(e)                                  that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party.

SECTION 7.3                                             Remedies. Each Party agrees that the unauthorized disclosure of any information by the Receiving Party in violation of this Royalty Agreement will cause severe and irreparable damage to the Disclosing Party. In the event of any violation of this Article 7, the Receiving Party agrees that the Disclosing Party shall [*].

SECTION 7.4                                             Press Releases. No Party shall, and each Party shall instruct its Affiliates not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Royalty Agreement or the subject matter hereof without the prior consent of the other Party hereto (which consent shall not be unnecessarily withheld or delayed), except as may be required by applicable Law (in which case the Party required to make the release or statement shall allow the other Party reasonable time to comment on such release or statement in advance of such issuance).

ARTICLE VIII.
MISCELLANEOUS PROVISIONS

SECTION 8.1                                             Loan Document. This Royalty Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with Article X thereof (including Section 10.4 thereof), which is incorporated herein by reference and deemed to apply to Natera, ROS and this Royalty Agreement, as applicable, throughout the Term (whether or not, and without regard to, any earlier termination of the Credit Agreement).

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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SECTION 8.2                                             Binding on Successors, Transferees and Assigns; Assignment. This Royalty Agreement shall remain in full force and effect until the Term has concluded and shall be binding upon the Parties hereto and their respective successors, transferees and assigns; provided that Natera [*] and provided further that ROS [*] except in the event that (i) [*] and (ii) [*].

SECTION 8.3                                             Amendments, etc. No amendment to or waiver of any provision of this Royalty Agreement, nor consent to any departure by Natera from its obligations under this Royalty Agreement, shall in any event be effective unless the same shall be in writing and signed by ROS, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.4                                             Notices. All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement. Documents required to be delivered pursuant to Section 2.1(d), Section 2.4(b), Section 4.4.(a), Section 4.7 and Section 4.8 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) Natera posts such documents, or provides a link thereto on Natera’s website or the Internet at the following website address: [*] or (ii) such documents are posted on Natera’s behalf on an Internet or intranet website, if any, to which ROS has access (whether a commercial or third-party website), and in each case an email with a link to such posting has been provided to ROS’s email addresses set forth on Schedule 10.2 of the Credit Agreement.

SECTION 8.5                                             No Waiver; Remedies. No failure on the part of ROS to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 8.6                                             Section Captions. Section captions used in this Royalty Agreement are for convenience of reference only and shall not affect the construction of this Royalty Agreement.

SECTION 8.7                                             Severability. Any provision of this Royalty Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Royalty Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.8                                             Governing Law, Entire Agreement, etc. THIS ROYALTY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ROYALTY AGREEMENT SHALL BE GOVERNED BY, AND

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Royalty Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

SECTION 8.9                                             Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ROYALTY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ROS OR ANY GUARANTOR IN CONNECTION HEREWITH, SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF [*] PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE OPTION OF ROS, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF NATERA AND ROS IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE [*] AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH OF NATERA AND ROS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EITHER NATERA OR ROS HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF NATERA AND ROS, ON ITS OWN BEHALF HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS ROYALTY AGREEMENT.

SECTION 8.10                                      Counterparts. This Royalty Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Royalty Agreement shall become effective when counterparts hereof executed on behalf of Natera and ROS shall have been received by ROS. Delivery of an executed counterpart of a signature page to this Royalty Agreement by email (e.g. “pdf’ or “tiff’) or telecopy shall be effective as delivery of a manually executed counterpart of this Royalty Agreement.

SECTION 8.11                                      Waiver of Jury Trial. NATERA AND ROS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ROYALTY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF NATERA OR ROS IN CONNECTION HEREWITH. EACH OF NATERA AND ROS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ROS AND NATERA, RESPECTIVELY TO ENTER INTO THIS ROYALTY AGREEMENT.

SECTION 8.12                                      Relationship of the Parties. The status of a Party under this Royalty Agreement shall be that of an independent contractor. Nothing contained in this Royalty Agreement shall be construed as creating a partnership, joint venture or agency relationship between Natera or any of its Affiliates, on the one hand, and ROS or any of its Affiliates, on the other hand. Except to the limited extent expressly provided in this Royalty Agreement, no Party hereto shall have the authority to bind, obligate or represent any other Party hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Royalty Agreement on the day and year first above written.

NATERA, INC.

By:	/s/ Matthew Rabinowitz
Name:	Matthew Rabinowitz
Title:	Chief Executive Officer

ROYALTY OPPORTUNITIES S.AR.L
By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Account Information:

Number:	[*]
Bank:	[*]
Address:	[*]

[*]

Signature Page to Royalty Agreement

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Execution Version

FIRST AMENDMENT TO ROYALTY AGREEMENT

This FIRST AMENDMENT TO ROYALTY AGREEMENT (this “Amendment”) is made and entered into as of June 6, 2014 by and among NATERA, INC., a Delaware corporation (“Natera”), and ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (“ROS”).

WHEREAS, Natera and ROS are party to that certain Royalty Agreement, dated as of April 18, 2013 (the “Royalty Agreement”);

WHEREAS, pursuant to Section 8.3 of the Royalty Agreement, the Royalty Agreement may be amended by an instrument in writing signed by ROS; and

WHEREAS, Natera and ROS hereto desire to amend certain provisions of the Royalty Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Royalty Agreement. This Amendment shall constitute a Loan Document for all purposes of the Royalty Agreement and the other Loan Documents.

2.             Amendment to Definition of Purchase Price. The definition of “Purchase Price” in Section 1.1 of the Royalty Agreement is hereby amended so that the definition reads in its entirety as follows:

“Purchase Price” means, with respect to either (x) Natera’s election to exercise its [*] Option at any time, or (y) ROS’s election to exercise its [*] Option upon the occurrence of a [*], an amount, payable by Natera to ROS in U.S. Dollars to an account designated in writing by ROS, equal to the difference between (i) the applicable amount set forth in the table below (the “Applicable Amount”) opposite the applicable period (the “Applicable Period”) set forth in the table below, during which such [*] Option or [*] Option, as the case may be, was exercised (or deemed to be exercised), less (ii) the [*]. The Purchase Price shall not [*].

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

		Applicable	Applicable
		Amount if the	Amount if the
	Applicable	Delayed Draw Loan	Delayed Draw Loan
	Amount if the Delayed	Has Been Funded in	Has Been Funded in
	Draw Loan Has Not	an Amount Equal to	an Amount Equal to
Applicable Period	Been Funded	$10,000,000	$20,000,000
On or before the 1st anniversary of the Closing Date	[*]	[*]	[*]
After the 1st anniversary of the Closing Date and on or before the 2nd anniversary of the Closing Date	[*]	[*]	[*]
After the 2nd anniversary of the Closing Date and on or before the 3rd anniversary of the Closing Date	[*]	[*]	[*]
After the 3rd anniversary of the Closing Date and on or before the 4th anniversary of the Closing Date	[*]	[*]	[*]
Any time after the 4th anniversary of the Closing Date	[*]	[*]	[*]

3.             Amendment to Section 2.1(b). Section 2.1 of the Royalty Agreement is hereby amended by deleting clause (b) of such Section and replacing such clause with the following:

“(b) Natera shall (or shall cause a Subsidiary to) pay to ROS, in respect of each Fiscal Year (or portion of a Fiscal Year, in the case of the first Fiscal Year and last Fiscal Year of the Royalty Term) during the Royalty Term and during the Fiscal Quarter in which the Delayed Draw Loan has been funded and thereafter, a royalty amount equal to (i) if the Delayed Draw Loan has been funded in an amount equal to $10,000,000 the sum of (x) 1.00% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) up to $50,000,000 of such Net Revenue, plus (y) 1.50% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) in excess of $50,000,000 or (ii) if the Delayed Draw Loan has been funded in an amount equal to $20,000,000 the sum of (A) 1.50% of the aggregate Net Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) up to $50,000,000 of such Net Revenue, plus (B) 2.00% of the aggregate Net

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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Revenue during such Fiscal Year (or portion of a Fiscal Year, as the case may be) in excess of [*].”

4.           Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by ROS of (i) a Secretary’s Certificate, in a form reasonably acceptable to ROS, duly executed and delivered by the signatories thereto, and (ii) a counterpart signature to this Amendment duly executed and delivered by Natera.

5.           Expenses. [*]

6.           No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of ROS under the Royalty Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Royalty Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of ROS to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Royalty Agreement or the other Loan Documents.

7.           Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.

By:	/s/ Matthew Rabinowitz
Name:	Matthew Rabinowitz
Title:	Chief Executive Officer

ROYALTY OPPORTUNITIES S.À R.L,

By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Signature Page to First Amendment to Royalty Agreement